EXHIBIT 10.1

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             J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.,

                                    PURCHASER

                           JPMORGAN CHASE BANK, N.A.,

                                     SELLER

                        MORTGAGE LOAN PURCHASE AGREEMENT

                            Dated as of July 1, 2007

                            Fixed Rate Mortgage Loans

                                Series 2007-LDP11

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            This Mortgage Loan Purchase Agreement (this "Agreement"), dated as of July 1, 2007, is between J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser (the "Purchaser"), and JPMorgan Chase Bank, N.A., as seller (the "Seller").

            Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement dated as of July 1, 2007 (the "Pooling and Servicing Agreement") among the Purchaser, as depositor (the "Depositor"), Wachovia Bank, National Association, as master servicer (the "Master Servicer"), CWCapital Asset Management LLC, as special servicer (the "Special Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"), pursuant to which the Purchaser will sell the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by the trust fund. For purposes of this Agreement, the term "Mortgage Loans" refers to the mortgage loans listed on Exhibit A and the term "Mortgaged Properties" refers to the properties securing such Mortgage Loans.

            The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

            SECTION 1. Sale and Conveyance of Mortgages; Possession of Mortgage File. Effective as of the Closing Date and upon receipt of the purchase price set forth in the immediately succeeding paragraph, the Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller) all of its right, title, and interest in and to the Mortgage Loans including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Mortgage and the other contents of the related Mortgage File will be vested in the Purchaser and immediately thereafter the Trustee and the ownership of records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller (other than the records and documents described in the proviso to Section 3(a) hereof) shall immediately vest in the Purchaser and immediately thereafter the Trustee. The Seller's records will accurately reflect the sale of each Mortgage Loan to the Purchaser. On the Closing Date, the Seller shall also deliver to the Depositor an amount equal to $869,723.23, which amount represents the aggregate amount of interest that would have accrued at the related Mortgage Rates on the applicable Mortgage Loans commencing July 1, 2007 for those Mortgage Loans that do not have a Due Date in July 2007. The Depositor will sell the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates (the "Offered Certificates") to the underwriters (the "Underwriters") specified in the underwriting agreement dated June 28, 2007 (the "Underwriting Agreement") between the Depositor and J.P. Morgan Securities Inc. ("JPMSI") for itself and as representative of the several underwriters identified therein, and the Depositor will sell the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates (the "Private Certificates") to JPMSI and UBS Securities LLC, the initial purchasers (together with the Underwriters, the "Dealers") specified in the certificate purchase agreement dated June 28, 2007 (the "Certificate Purchase Agreement"), between the Depositor and JPMSI for itself and as representative of the initial purchasers identified therein.

            The sale and conveyance of the Mortgage Loans is being conducted on an arms length basis and upon commercially reasonable terms. As the purchase price for the Mortgage Loans, the Purchaser shall pay to the Seller or at the Seller's direction in immediately available funds the sum of $1,271,345,129.15 (which amount is inclusive of accrued interest and exclusive of the Seller's pro rata share of the costs set forth in Section 9 hereof). The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

            SECTION 2. Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage and the related Mortgage Note shall be transferred to the Trustee in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust for the benefit of the Trustee as the owner of such Mortgage Loan and shall be transferred promptly to the Master Servicer. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            The transfer of each Mortgage Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of the Mortgage Loans by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes.

            The transfer of each Mortgage Loan shall be reflected on the Purchaser's balance sheets and other financial statements as a purchase of the Mortgage Loans by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes.

            SECTION 3. Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a) The Purchaser hereby directs the Seller, and the Seller hereby agrees, upon the transfer of the Mortgage Loans contemplated herein, to deliver on the Closing Date to the Trustee or a Custodian appointed thereby, all documents, instruments and agreements required to be delivered by the Purchaser to the Trustee with respect to the Mortgage Loans under Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, and meeting all the requirements of such Sections 2.01(b) and 2.01(c), and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request. In addition, the Seller agrees to deliver or cause to be delivered to the Master Servicer, the Servicing File for each Mortgage Loan transferred pursuant to this Agreement; provided that the Seller shall not be required to deliver any draft documents, or any attorney client communications which are privileged communications or constitute legal or other due diligence analyses, or internal communications of the Seller or its affiliates, or credit underwriting or other analyses or data.

            (b) With respect to the transfer described in Section 1 hereof, if the Mortgage Loan documents do not require the related Mortgagor to pay any costs and expenses relating to any modifications to a related letter of credit which modifications are required to effectuate such transfer (the "Transfer Modification Costs"), then the Seller shall pay the Transfer Modification Costs required to transfer the letter of credit to the Trustee as described in such
Section 1; provided that if the Mortgage Loan documents require the related Mortgagor to pay any Transfer Modification Costs, such Transfer Modification Costs shall be an expense of the Mortgagor unless such Mortgagor fails to pay such Transfer Modification Costs after the Master Servicer has exercised all remedies available under the Mortgage Loan documents to collect such Transfer Modification Costs from such Mortgagor, in which case the Master Servicer shall give the Seller notice of such failure and the amount of such Transfer Modification costs and the Seller shall pay such Transfer Modification Costs.

            SECTION 4. Treatment as a Security Agreement. The Seller, concurrently with the execution and delivery hereof, has conveyed to the Purchaser, all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (except to the extent such payments were due on or before the Cut-off Date) and all proceeds thereof and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

            SECTION 5. Covenants of the Seller. The Seller covenants with the Purchaser as follows:

            (a) it shall record or cause a third party to record in the appropriate public recording office for real property the intermediate assignments of the Mortgage Loans and the Assignments of Mortgage from the Seller to the Trustee in connection with the Pooling and Servicing Agreement. All recording fees relating to the initial recordation of such intermediate assignments and Assignments of Mortgage shall be paid by the Seller;

            (b) it shall take any action reasonably required by the Purchaser, the Trustee or the Master Servicer, in order to assist and facilitate in the transfer of the servicing of the Mortgage Loans to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Trustee (in care of the Master Servicer) for the benefit of Certificateholders. Prior to the date that a letter of credit, if any, with respect to any Mortgage Loan is transferred to the Trustee (in care of the Master Servicer), the Seller will cooperate with the reasonable requests of the Master Servicer or Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

            (c) if, during such period of time after the first date of the public offering of the Offered Certificates as in the opinion of counsel for the Underwriters, a prospectus relating to the Offered Certificates is required by applicable law to be delivered in connection with sales thereof by an Underwriter or a Dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, in order to make the statements therein, in the light of the circumstances when the Prospectus Supplement is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, to comply with applicable law, the Seller shall do all things necessary to assist the Depositor to prepare and furnish, at the expense of the Seller (to the extent that such amendment or supplement relates to the Seller, the Mortgage Loans listed on Exhibit A and/or any information relating to the same, as provided by the Seller), to the Underwriters such amendments or supplements to the Prospectus Supplement as may be necessary, so that the statements in the Prospectus Supplement as so amended or supplemented, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will not, in the light of the circumstances when the Prospectus is so amended or supplemented, be misleading or so that the Prospectus Supplement, including Annexes A-1, A-2, A-3 and B thereto and the Diskette included therewith, with respect to any information relating to the Mortgage Loans or the Seller, will comply with applicable law. All terms used in this clause (c) and not otherwise defined herein shall have the meaning set forth in the Indemnification Agreement, dated as of June 28, 2007 between the Purchaser and the Seller (the "Indemnification Agreement"); and

            (d) for so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any Companion Loan related to a Serviced Whole Loan or any Serviced Securitized Companion Loan that is deposited into an Other Securitization or a Regulation AB Companion Loan Securitization, the depositor in such Other Securitization or Regulation AB Companion Loan Securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on Schedule X and Schedule Y of the Pooling and Servicing Agreement within the time periods set forth in the Pooling and Servicing Agreement.

            SECTION 6. Representations and Warranties.

            (a) The Seller represents and warrants to the Purchaser as of the Closing Date that:

            (i) it is a national banking association, duly organized, validly existing, and in good standing under the laws of the United States;

            (ii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iii) it has the power to execute, deliver and perform this Agreement;

            (iv) it is legally authorized to transact business in the State of New York. The Seller is in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary so that a subsequent holder of the related Mortgage Loan (including, without limitation, the Purchaser) that is in compliance with the laws of such state would not be prohibited from enforcing such Mortgage Loan solely by reason of any non-compliance by the Seller;

            (v) the execution, delivery and performance of this Agreement by the Seller have been duly authorized by all requisite action by the Seller's board of directors and will not violate or breach any provision of its organizational documents;

            (vi) this Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms (except as enforcement thereof may be limited by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general equitable principles regardless of whether enforcement is considered in a proceeding in equity or at law);

            (vii) there are no legal or governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject which, if determined adversely to the Seller, would reasonably be expected to adversely affect (A) the transfer of the Mortgage Loans and the Mortgage Loan documents as contemplated herein, (B) the execution and delivery by the Seller or enforceability against the Seller of the Mortgage Loans or this Agreement, or (C) the performance of the Seller's obligations hereunder;

            (viii) it has no actual knowledge that any statement, report, officer's certificate or other document prepared and furnished or to be furnished by the Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by the Seller) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (ix) it is not, nor with the giving of notice or lapse of time or both would be, in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; the sale of the Mortgage Loans and the performance by the Seller of all of its obligations under this Agreement and the consummation by the Seller of the transactions herein contemplated do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Seller is a party or by which the Seller is bound or to which any of the property or assets of the Seller is subject, nor will any such action result in any violation of the provisions of any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller, or any of its properties, except for conflicts, breaches, defaults and violations which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement, other than any consent, approval, authorization, order, license, registration or qualification that has been obtained or made;

            (x) it has either (A) not dealt with any Person (other than the Purchaser or the Dealers or their respective affiliates or any servicer of a Mortgage Loan) that may be entitled to any commission or compensation in connection with the sale or purchase of the Mortgage Loans or entering into this Agreement or (B) paid in full any such commission or compensation (except with respect to any servicer of a Mortgage Loan, any commission or compensation that may be due and payable to such servicer if such servicer is terminated and does not continue to act as a servicer); and

            (xi) it is solvent and the sale of the Mortgage Loans hereunder will not cause it to become insolvent; and the sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors.

            (b) The Purchaser represents and warrants to the Seller as of the Closing Date that:

            (i) it is a corporation duly organized, validly existing, and in good standing in the State of Delaware;

            (ii) it is duly qualified as a foreign corporation in good standing in all jurisdictions in which ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Purchaser, and the Purchaser is conducting its business so as to comply in all material respects with the applicable statutes, ordinances, rules and regulations of each jurisdiction in which it is conducting business;

            (iii) it has the power and authority to own its property and to carry on its business as now conducted;

            (iv) it has the power to execute, deliver and perform this Agreement, and neither the execution and delivery by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions herein contemplated, nor the compliance by the Purchaser with the provisions hereof, will (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the certificate of incorporation or by-laws of the Purchaser or any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or any of its properties, or any indenture, mortgage, contract or other instrument or agreement to which the Purchaser is a party or by which it is bound, or (B) result in the creation or imposition of any lien, charge or encumbrance upon any of the Purchaser's property pursuant to the terms of any such indenture, mortgage, contract or other instrument or agreement;

            (v) this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (except as enforcement thereof may be limited by (a) bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and
      (b) general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or law));

            (vi) there are no legal or governmental proceedings pending to which the Purchaser is a party or of which any property of the Purchaser is the subject which, if determined adversely to the Purchaser, might interfere with or adversely affect the consummation of the transactions contemplated herein and in the Pooling and Servicing Agreement; to the best of the Purchaser's knowledge, no such proceedings are threatened or contemplated by any governmental authorities or threatened by others;

            (vii) it is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder;

            (viii) it has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Dealers and their respective affiliates, that may be entitled to any commission or compensation in connection with the purchase and sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby;

            (ix) all consents, approvals, authorizations, orders or filings of or with any court or governmental agency or body, if any, required for the execution, delivery and performance of this Agreement by the Purchaser have been obtained or made; and

            (x) it has not intentionally violated any provisions of the United States Banking Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorism Financing Act of 2001.

            (c) The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B as of the Closing Date (or as of such other date if specifically provided in the particular representation or warranty), which representations and warranties are subject to the exceptions thereto set forth in Exhibit C. Neither the delivery by the Seller of the Mortgage Files, Servicing Files, or any other documents required to be delivered under Section 2.01 of the Pooling and Servicing Agreement, nor the review thereof or any other due diligence by the Trustee, any Master Servicer, the Special Servicer, a Certificate Owner or any other Person shall relieve the Seller of any liability or obligation with respect to any representation or warranty or otherwise under this Agreement or constitute notice to any Person of a Breach or Defect.

            (d) Pursuant to this Agreement or Section 2.03(b) of the Pooling and Servicing Agreement, the Seller and the Purchaser shall be given notice of any Breach or Defect that materially and adversely affects the value of any Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or any Certificateholder therein.

            (e) Upon notice pursuant to Section 6(d) above, the Seller shall, not later than 90 days from the earlier of the Seller's receipt of the notice or, in the case of a Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulation Section 1.860G-2(f)(2) that causes a defective mortgage loan to be treated as a qualified mortgage, the Seller's discovery of such Breach or Defect (the "Initial Resolution Period"),
(i) cure such Defect or Breach, as the case may be, in all material respects,
(ii) repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below) or (iii) substitute a Qualified Substitute Mortgage Loan (as defined below) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any Substitution Shortfall Amount (as defined below) in connection therewith; provided, however, except with respect to a Defect resulting solely from the failure by the Seller to deliver to the Trustee or Custodian the actual policy of lender's title insurance required pursuant to clause (ix) of the definition of Mortgage File by a date not later than 18 months following the Closing Date, if such Breach or Defect is capable of being cured but is not cured within the Initial Resolution Period, and the Seller has commenced and is diligently proceeding with the cure of such Breach or Defect within the Initial Resolution Period, the Seller shall have an additional 90 days commencing immediately upon the expiration of the Initial Resolution Period (the "Extended Resolution Period") to complete such cure (or, failing such cure, to repurchase the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above); and provided, further, with respect to the Extended Resolution Period the Seller shall have delivered an officer's certificate to the Rating Agencies, the Master Servicer, the Special Servicer, the Trustee and the Directing Certificateholder setting forth the reason such Breach or Defect is not capable of being cured within the Initial Resolution Period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Breach or Defect will be cured within the Extended Resolution Period. Notwithstanding the foregoing, any Defect or Breach which causes any Mortgage Loan not to be a "qualified mortgage" (within the meaning of Section 860G(a)(3) of the Code, without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) which causes a defective mortgage loan to be treated as a qualified mortgage) shall be deemed to materially and adversely affect the interests of the holders of the Certificates therein, and such Mortgage Loan shall be repurchased or a Qualified Substitute Mortgage Loan substituted in lieu thereof without regard to the extended cure period described in the preceding sentence. If the affected Mortgage Loan is to be repurchased, the Seller shall remit the Repurchase Price (defined below) in immediately available funds to the Trustee.

            If any Breach pertains to a representation or warranty that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then Seller shall cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust Fund (by wire transfer of immediately available funds) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Trustee or the Trust Fund that are the basis of such Breach and have not been reimbursed by the related Mortgagor; provided, however, in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses. Except as provided in the proviso to the immediately preceding sentence, the Seller shall remit the amount of such costs and expenses and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be returned to the Seller pursuant to Section 2.03(f) of the Pooling and Servicing Agreement. Notwithstanding the foregoing, the sole remedy with respect to any breach of the representation set forth in the second to last sentence of clause (32) of Exhibit B hereto shall be payment by the Seller of such costs and expenses without respect to the materiality of such breach.

            Any of the following will cause a document in the Mortgage File to be deemed to have a Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File a certified copy of the Mortgage and a certificate stating that the original signed Mortgage was sent for recordation; (c) the absence from the Mortgage File of the lender's title insurance policy (or if the policy has not yet been issued, an original or copy of a "marked up" written commitment or the pro-forma or specimen title insurance policy or a commitment to issue the same pursuant to written escrow instructions signed by the title insurance company) called for by clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any required letter of credit; (e) with respect to any leasehold mortgage loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; or
(f) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File a certified copy of the intervening assignment and a certificate stating that the original intervening assignments were sent for recordation; provided, however, no Defect (except the Defects previously described in clauses (a) through (f)) shall be considered to materially and adversely affect the value of any Mortgage Loan, the value of the related Mortgaged Property, the interests of the Trustee therein or the interests of any Certificateholder therein unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the Mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any borrower or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation. Notwithstanding the foregoing, the delivery of executed escrow instructions or a commitment to issue a lender's title insurance policy, as provided in clause (ix) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, in lieu of the delivery of the actual policy of lender's title insurance, shall not be considered a Defect or Breach with respect to any Mortgage File if such actual policy is delivered to the Trustee or its Custodian within 18 months after the Closing Date.

            If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Loan, and (iii) the applicable Defect or Breach does not constitute a Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Defect or Breach, as the case may be, will be deemed to constitute a Defect or Breach, as the case may be, as to each other Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Loans in the related Crossed Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan Repurchase Criteria, and the Mortgage Loan affected by the applicable Defect or Breach and the Qualified Substitute Mortgage Loan, if any, satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Breach or Defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal have been approved by the Seller (such approval not to be unreasonably withheld).

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Trustee shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Loans still held by the Trustee.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then the Seller and the Trustee shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that removes the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan that remains in the Trust Fund is modified to terminate the related cross collateralization and/or cross default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

            The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement.

            A "Qualified Substitute Mortgage Loan" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            A "Substitution Shortfall Amount" with respect to any Mortgage Loan or REO Loan to be substituted pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to such term in the Pooling and Servicing Agreement.

            In connection with any repurchase or substitution of one or more Mortgage Loans contemplated hereby, (i) the Purchaser shall execute and deliver, or cause the execution and delivery of, such endorsements and assignments, without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Purchaser shall deliver, or cause the delivery, to the Seller of all portions of the Mortgage File and other documents (including the Servicing File) pertaining to such Mortgage Loan possessed by the Trustee, or on the Trustee's behalf, and (iii) the Purchaser shall release, or cause to be released, to the Seller any escrow payments and reserve funds held by the Trustee, or on the Trustee's behalf, in respect of such repurchased or replaced Mortgage Loans.

            (f) The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

            (g) Each party hereby agrees to promptly notify the other party of any Breach of a representation or warranty contained in this Section 6. The Seller's obligation to cure any Breach or Defect or repurchase or substitute for the affected Mortgage Loan pursuant to Section 6(e) herein shall constitute the sole remedy available to the Purchaser in connection with a Breach or Defect (subject to the last sentence of the second paragraph of Section 6(e)). It is acknowledged and agreed that the representations and warranties are being made for risk allocation purposes only; provided, however, no limitation of remedy is implied with respect to the Seller's breach of its obligation to cure, repurchase or substitute in accordance with the terms and conditions of this Agreement.

            SECTION 7. Conditions to Closing. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

            (a) Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the Closing Date, and no event shall have occurred as of the Closing Date which, with notice or passage of time, would constitute a default under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D.

            (b) The Purchaser shall have received the following additional closing documents:

            (i) copies of the Seller's articles of association and by-laws, certified as of a recent date by the Secretary or Assistant Secretary of the Seller;

            (ii) an original or copy of a certificate of corporate existence of the Seller issued by the Comptroller of the Currency dated not earlier than sixty days prior to the Closing Date;

            (iii) an opinion of counsel of the Seller, in form and substance satisfactory to the Purchaser and its counsel, substantially to the effect that:

                  (A) the Seller is a national banking association, duly
            organized, validly existing, and in good standing under the laws of the United States;

                  (B) the Seller has the power to conduct its business as now conducted and to incur and perform its obligations under this Agreement and the Indemnification Agreement;

                  (C) all necessary corporate or other action has been taken by the Seller to authorize the execution, delivery and performance of this Agreement and the Indemnification Agreement by the Seller and this Agreement is a legal, valid and binding agreement of the Seller enforceable against the Seller, whether such enforcement is sought in a procedure at law or in equity, except to the extent such enforcement may be limited by bankruptcy or other similar creditors' laws or principles of equity and public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of the Agreement which purport to provide indemnification with respect to securities law violations;

                  (D) the Seller's execution and delivery of, and the Seller's performance of its obligations under, each of this Agreement and the Indemnification Agreement do not and will not conflict with the Seller's articles of association or by-laws or conflict with or result in the breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Seller is a party or by which the Seller is bound, or to which any of the property or assets of the Seller is subject or violate any provisions of law or conflict with or result in the breach of any order of any court or any governmental body binding on the Seller;

                  (E) there is no litigation, arbitration or mediation pending before any court, arbitrator, mediator or administrative body, or to such counsel's actual knowledge, threatened, against the Seller which (i) questions, directly or indirectly, the validity or enforceability of this Agreement or the Indemnification Agreement or
            (ii) would, if decided adversely to the Seller, either individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or the Indemnification Agreement; and

                  (F) no consent, approval, authorization, order, license,
            registration or qualification of or with federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by this Agreement and the Indemnification Agreement, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained; and

            (iv) a letter from counsel of the Seller to the effect that nothing has come to such counsel's attention that would lead such counsel to believe that the Prospectus Supplement as of the date thereof or as of the Closing Date contains, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            (c) The Offered Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

            (d) The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

            (e) The Seller shall furnish the Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

            SECTION 8. Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, Charlotte, North Carolina, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree. The parties hereto agree that time is of the essence with respect to this Agreement.

            SECTION 9. Expenses. The Seller will pay its pro rata share (the Seller's pro rata share to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents in proportion to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust Fund) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including (without duplication thereof), but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans and other mortgage loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee and its counsel incurred in connection with the Trustee entering into the Pooling and Servicing Agreement;
(iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, other mortgage loans and the Certificates included in the Prospectus, the Memoranda (as defined in the Indemnification Agreement) and the Term Sheet (as defined in the Indemnification Agreement), or items similar to the Term Sheet, including the cost of obtaining any "comfort letters" with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Prospectus and Memoranda, and the reproduction and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Prospectus, Memoranda and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates and (ix) the reasonable fees and expenses of Thacher Proffitt & Wood LLP, counsel to the Underwriters, and Cadwalader, Wickersham & Taft LLP, counsel to the Depositor.

            SECTION 10. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

            SECTION 11. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 12. No Third Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 13.

            SECTION 13. Assignment. The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders to the extent set forth in the Pooling and Servicing Agreement and that the rights so assigned may be further assigned to, and shall inure to the benefit of, any successor trustee under the Pooling and Servicing Agreement. The Seller hereby acknowledges its obligations (subject to the provisions hereof), including that of expense reimbursement, pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. Except as set forth hereinabove and in Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, the representations and warranties of the Seller made hereunder and the remedies provided hereunder with respect to Breaches or Defects may not be further assigned by the Purchaser, the Trustee or any successor trustee. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assign because of such ownership. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Seller, the Purchaser and their permitted successors and permitted assigns. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement.

            SECTION 14. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt by the intended recipient if personally delivered at or couriered, sent by facsimile transmission or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Purchaser, J.P. Morgan Chase Commercial Mortgage Securities Corp., 270 Park Avenue, New York, New York 10017, Attention:
Dennis Schuh, fax number (212) 834-6593 with a copy to Bianca Russo, fax number
(212) 834-6593, (ii) in the case of the Seller, JPMorgan Chase Bank, N.A., 270 Park Avenue, 10th Floor, New York, New York 10017, Attention: Dennis Schuh, fax number (212) 834-6593, with a copy to Bianca Russo, fax number: (212) 834-6593 and (iii) in the case of any of the preceding parties, such other address or fax number as may hereafter be furnished to the other party in writing by such party.

            SECTION 15. Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller; provided, however, unless such amendment is to cure an ambiguity, mistake or inconsistency in this Agreement, no amendment shall be permitted unless each Rating Agency has delivered a written confirmation that such amendment will not result in a downgrade, withdrawal or qualification of the then current ratings of the Certificates and the cost of obtaining any Rating Agency confirmation shall be borne by the party requesting such amendment. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or any obligations of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

            SECTION 16. Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 17. Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in
Section 6 herein, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. Except as set forth in Section 6 herein, no notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

            SECTION 18. No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party's behalf.

            SECTION 19. Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                                 * * * * * *

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP., as Purchaser

                                       By:____________________________________
                                          Name:
                                          Title:



                                       JPMORGAN CHASE BANK, N.A., as Seller

                                       By:____________________________________
                                          Name:
                                          Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


JPMCC 2007-LDP11
Mortgage Loan Schedule (Combined)

Loan #   Originator   Mortgagor Name                             Property Address                        City                State
------   ----------   ----------------------------------------   -------------------------------------   -----------------  --------
   5       JPMCB      5 Penn Plaza LLC                           5 Penn Plaza                            New York             NY
                      Franklin Mills Associates Limited
   6       JPMCB      Partnership                                1455 Franklin Mills Circle              Philadelphia         PA
  23       JPMCB      625 Broadway Owners, LLC                   625 Broadway                            New York             NY
  26       JPMCB      Greenway Station SPE, LLC                  1620 Deming Way                         Middleton            WI
                      210/9 LLC, Borden Industrial LLC,
                      Sunset Park Manufacturing and Design
  27       JPMCB      Center LLC                                 Various                                 Various              NY
  31       JPMCB      The Mill Owners Company, LLC               Pemberwick Road and Glenville Street    Greenwich            CT
  34       JPMCB      Crystal Tree I Limited Partnership         10 Kenley Way                           Birmingham           AL
                      Swedesford Shopping Center Acquisition,
  36       JPMCB      LLC                                        400 West Swedesford Road                Berwyn               PA
  39       JPMCB      NHP Ohio, LLC and MLD Kentucky, LLC        Various                                 Various            Various
  41       JPMCB      Richmond Crescent Hotel LLC                2925 Emerywood Parkway                  Richmond             VA
  43       JPMCB      Danari Broadway, LLC                       100 West Broadway                       Long Beach           CA
  50       JPMCB      7221-7229 Lee Deforest Drive, LLC          7221-7229 Lee DeForest Drive            Columbia             MD
  55       JPMCB      CA II, LLC                                 6001 Canal Road                         Valley View          OH
  56       JPMCB      Alamac, Inc.                               924 25th Street NW                      Washington           DC
  58       JPMCB      TRT Alliance Diehl LLC                     450 - 900 East Diehl Road               Naperville           IL
                                                                 2400 West International Speedway
  62       JPMCB      Daytona Marketplace, LLC                   Boulevard                               Daytona Beach        FL
  64       JPMCB      London Associates, LTD.                    680 North Federal Highway               Fort Lauderdale      FL
  73       JPMCB      Sandcastle Partners, Ltd.                  6701 Everhart Road                      Corpus Christi       TX
                      The Shops at Boardman Park Properties,
  76       JPMCB      LLC                                        377 Boardman Poland Road                Boardman             OH
  79       JPMCB      Mission Eagle Pointe, DST                  325 South Jupiter Road                  Allen                TX
  80       JPMCB      CCP-PC Office, L.P.                        8214 Westchester Drive                  Dallas               TX
  86       JPMCB      HFP-3, LLC                                 560 West Mitchell Street                Petoskey             MI
                      Rockwell Cermak, LLC & Cermak Plaza,
  90       JPMCB      L.L.C.                                     2555 West Cermak Road                   Chicago              IL
  91       JPMCB      Dedham Street, LLC                         780 Dedham Street                       Canton               MA
                      Worthington Micek, LLC; Worthington
                      Mediavilla, LLC; Worthington Dease,
                      LLC; Worthington Neville, LLC;
                      Worthington Adams, LLC; Worthington
                      Ahmad, LLC; Worthington Patterson, LLC;
                      Worthington W.A. Patterson, LLC;
                      Worthington T.A. Patterson, LLC;
                      Worthington Wood, LLC; Worthington
                      Marquart, LLC; Worthington Wainwright,
                      LLC; Worthington Arredondo, LLC;
  94       JPMCB      Worthington R.A. Wood, LLC                 1350 Greens Parkway                     Houston              TX
  95       JPMCB      B B Subsidiary, L.L.C.                     Various                                 Various              LA
  97       JPMCB      Terravista Partners- Westwood, Ltd.        2600 Westward Drive                     San Antonio          TX
 108       JPMCB      R.F. Group, L.P.                           5505 West Tulare Avenue                 Visalia              CA
 114       JPMCB      2751 Jefferson Realty LLC                  2751-2761 Jefferson Avenue              Detroit              MI
 115       JPMCB      Praas De LLC; Anand LLC                    1650 Toronita Street                    York                 PA
 125       JPMCB      SR Apartments Limited Partnership          7850, 8125 & 8155 North 107th Street    Milwaukee            WI
 129       JPMCB      405 Holdings, LLC                          405 South 16th Street                   Omaha                NE
 130       JPMCB      Bos Club LL (MA) LLC                       135 Wells Avenue                        Newton               MA
 131       JPMCB      7190-7196 Crestwood, LLC                   7190-7196 Crestwood Boulevard           Frederick            MD
 134       JPMCB      S O Partners, Ltd.                         12148 Jollyville Road                   Austin               TX
 140       JPMCB      Longview Crossing, L.P.                    2801 Bill Owens Parkway                 Longview             TX
 141       JPMCB      Preakness Partners, Ltd.                   210 Wells Fargo Drive                   Houston              TX
                                                                 7 Maryland Plaza and 4535 Lindell
 142       JPMCB      Fairmont/Monticello LLC                    Boulevard                               St. Louis            MO
 146       JPMCB      Aspen Skees Road, LLC                      1426-1486 Skees Road                    West Palm Beach      FL
 147       JPMCB      Park/El Segundo Partners LLC               2201 Park Place                         El Segundo           CA
 148       JPMCB      4800 Brookdale, LLC                        4800 Brookdale Drive                    Wichita Falls        TX
 149       JPMCB      Naches, L.L.C.                             929 Keyser Avenue                       Natchitoches         LA
 155       JPMCB      Terravista Partners-Spanish Spur, Ltd.     6835 Pecan Valley Drive                 San Antonio          TX
                      Exeter 804 East Gate, LLC & Exeter 2150    804 East Gate Drive & 2150 Cabot        Mt. Laurel, NJ
 156       JPMCB      Cabot, LP                                  Boulevard                               & Langhorne, PA    Various
 158       JPMCB      Sport Store, LLC                           1351 South IH 35                        Round Rock           TX
 160       JPMCB      Greenville HHP-II, LLC                     246 Congaree Road                       Greenville           SC
 167       JPMCB      Amarillo HHP-II, LLC                       1700 I-40 East                          Amarillo             TX
 168       JPMCB      VMT-Greenville Title, L.L.C.               1017 Woodruff Road                      Greenville           SC
 169       JPMCB      Rayford Oaks Partners, Ltd.                810 Rayford Road                        Spring               TX
 164       JPMCB      Broadway Lofts LTD.                        419 Finzer Street                       Louisville           KY
 177       JPMCB      San Antonio HHP-II, LLC                    4803 Manitou Drive                      San Antonio          TX
 178       JPMCB      Hidden Park LLC                            10613 Lookaway Drive                    St Louis             MO
 179       JPMCB      Grand Twin Towers, LLC                     234-236 Goodwin Crest Drive             Birmingham           AL
 181       JPMCB      Albuquerque HHP-II, LLC                    5101 Ellison NE                         Albuquerque          NM
 182       JPMCB      4228 Central, LLC                          4228 North Central Expressway           Dallas               TX
 183       JPMCB      PDQ Crossgate, LTD                         1789 North Keyser Avenue                Scranton             PA
 184       JPMCB      Eden Prairie HHP-II, LLC                   7740 Flying Cloud Drive                 Eden Prairie         MN
 186       JPMCB      Falls Parc, LLC                            1042 Falls Parc Drive                   Sheboygan Falls      WI
 187       JPMCB      Greensboro HHP-II, LLC                     2004 Veasley Street                     Greensboro           NC
 191       JPMCB      Lakeside Retail Center, LLC                13975 Lakeside Circle                   Sterling Heights     MI
 193       JPMCB      DP 12, LLC                                 35 East Seventh Street                  Cincinnati           OH
 195       JPMCB      R F Development, LLC                       400 Water Street                        Rochester            MI
 196       JPMCB      East Syracuse HHP-II, LLC                  6605 Old Collamer Road South            Syracuse             NY
 199       JPMCB      Harbin Springs Property, LLC               1012 Harbins Road                       Norcross             GA
                      Terravista Partners - Winston Square,
 201       JPMCB      Ltd.                                       2506 South General McMullen Drive       San Antonio          TX
 203       JPMCB      Thanestate Besttex Investments, Inc.       4100 Kemp Boulevard                     Wichita Falls        TX
                      Ashley Storage Investments, LLC; MW
                      Ashley Storage LLC; DK Ashley Storage
 206       JPMCB      LLC; Ed Ashley Storage, LLC                2455 & 2457 Ashley River Road           Charleston           SC
 209       JPMCB      Florida City Vest LLC                      900 North Krome Avenue                  Florida City         FL
 211       JPMCB      Terravista Partners- Pecan Manor, Ltd.     6840 Pecan Valley Drive                 San Antonio          TX
 212       JPMCB      Raymond S. Lipson, LLC                     2024 North Loop 1604 East               San Antonio          TX
 214       JPMCB      5455 Ft. Apache LLC                        5455 South Fort Apache Road             Las Vegas            NV
 215       JPMCB      HGF Parsippany Boulevard LLC               1140-1160 Parsippany Boulevard          Parsippany           NJ
 216       JPMCB      1000 Rochelle, L.P.                        1000 East Rochelle Boulevard            Irving               TX
 219       JPMCB      Wharton Commerce Center, L.L.C.            11 Middlebury Boulevard                 Randolph             NJ
 224       JPMCB      170 Post Road West Corp.                   170 Post Road West                      Westport             CT
 225       JPMCB      CMS Beckfield, L.P.                        10 -16 Spiral Plaza                     Florence             KY
 226       JPMCB      Singh Hotel Group LLC                      90 Sale Lane                            Red Bluff            CA
 231       JPMCB      Ray Lipson, LLC                            10414 Gulf Freeway                      Houston              TX
 242       JPMCB      Aspen North Congress, LLC                  1550 North Congress Avenue              West Palm Beach      FL


                                                                                                                     Net
                                                                                                          Interest   Mortgage
                                                                                                          Rate       Interest
Loan #    Zip Code    County          Property Name                                Size     Measure       (%)        Rate
-----     ---------   -------------   -----------------------------------------   -------   -----------   --------   -----------
  5         10001     New York        5 Penn Plaza                                 656824   Square Feet   5.59450       5.57416
  6         19154     Philadelphia    Franklin Mills                              1579457   Square Feet   5.65000       5.62966
 23         10012     New York        625 Broadway                                 110018   Square Feet   6.14920       6.12886
 26         53562     Dane            Greenway Station                             286705   Square Feet   6.48200       6.45556
 27        Various    Various         Brooklyn/Queens Industrial Portfolio         414249   Square Feet   5.88950       5.86916
 31         06381     Fairfield       The Mill                                     111393   Square Feet   6.41650       6.39616
 34         35242     Shelby          Kenley Apartments                               402      Units      5.56000       5.53966
 36         19312     Chester         Swedesford Plaza                             152330   Square Feet   5.78450       5.74416
 39        Various    Various         Carespring Portfolio                           1136      Beds       5.80350       5.78316
                                      Embassy Suites Hotel & Executive Meeting
 41         23294     Henrico         Center                                          224      Rooms      5.58750       5.54216
 43         90802     Los Angeles     100 W. Broadway                              193790   Square Feet   5.84800       5.82766
 50         21046     Howard          Lee DeForest Drive Center                    193366   Square Feet   5.58300       5.53766
 55         44125     Cuyahoga        Cinemark Valley View                         120070   Square Feet   5.65880       5.58846
 56         20037                     The River Inn                                   125      Rooms      5.73400       5.69366
 58         60563     DuPage          Washington Commons                           196558   Square Feet   5.93850       5.87816
 62         32114     Volusia         Volusia Marketplace                          131361   Square Feet   5.54900       5.53866
 64         33304     Broward         Shoppes of Victoria Park                      63347   Square Feet   5.72800       5.71766
 73         78413     Nueces          Sandcastle Apartments                           432      Units      5.56000       5.53966
 76         44512     Mahoning        The Shops at Boardman Park - Phase II        107788   Square Feet   5.69500       5.67466
 79         75002     Bexar           Mission Eagle Point                             252      Units      5.91650       5.89616
 80         75225     Dallas          Colonial Bank Plaza                           96543   Square Feet   5.92150       5.85116
 86         49770     Emmet           Burns Medical Office                         117735   Square Feet   5.58000       5.55966
 90         60608     Cook            Cermak Plaza                                 108170   Square Feet   6.35750       6.33716
 91         02021     Norfolk         The Park @ I-95                               81906   Square Feet   5.60450       5.58416
 94         77067     Harrison        Worthington on the Beltway                      382      Units      5.92700       5.90666
                      Saint
 95        Various    Tammany         BB Mini Storage Portfolio                      1215      Units      5.95050       5.93016
 97         78227     Bexar           Westwood Plaza                                  305      Units      6.12550       6.10516
108         93277     Tulare          Rancho Fiesta                                   284      Pads       5.61500       5.59466
114         48207     Wayne           Wayne State University                        91087   Square Feet   6.80700       6.78666
115         17402     York            Four Points by Sheraton                         146      Rooms      6.50250       6.44216
125         53224     Milwaukee       Sunset Ridge Apartments                         144      Units      5.56850       5.50816
129         68102     Douglas         Orpheum Tower Apartments                        132      Units      5.71000       5.68966
130         02459     Middlesex       Town Sports International - Newton, MA        68000   Square Feet   5.58750       5.56716
131         21703     Frederick       Westview Commons I                            53146   Square Feet   6.18000       6.15966
134         78759     Travis          Shadow Oaks                                     176      Units      5.56000       5.53966
140         75605     Gregg           Hunter's Crossing                               192      Units      5.61000       5.53966
141         77090     Harris          The Preakness                                   224      Units      5.56000       5.53966
                      Saint Louis
142         63108     City            Fairmont and Monticello                         134      Units      5.60300       5.52266
146         33411     Palm Beach      Skee's Industrial                             70140   Square Feet   6.19600       6.12566
147         90245     Los Angeles     Park Place - El Segundo                       40000   Square Feet   5.96300       5.94266
148         76310     Wichita         Parkway Villas                                  200      Units      5.71000       5.68966
149         71457     Natchitoches    Wal-Mart Plaza                                45910   Square Feet   6.05000       6.02966
155         78223     Bexar           Spanish Spur                                    160      Units      6.12550       6.10516
156        Various    Various         Exeter Industrial Properties                 111000   Square Feet   5.66150       5.64116
158         78664     Williamson      Academy Sports Round Rock                     67522   Square Feet   5.83400       5.81366
160         29607     Greenville      Tramz Hampton Inn - Greenville                  123      Rooms      6.92100       6.90066
167         79103     Potter          Tramz Hampton Inn - Amarillo                    116      Rooms      6.92100       6.90066
168         29607     Greenville      Ashley Furniture                              44917   Square Feet   5.94400       5.92366
169         77386     Montgomery      The Farrington                                  104      Units      5.56000       5.53966
164         40203     Jefferson       Lofts of Broadway                                83      Units      6.61890       6.54856
177         78228     Bexar           Tramz Hampton Inn - San Antonio                 123      Rooms      6.92100       6.90066
178         63137     St Louis        Hidden Park Apartments                          168      Units      5.70700       5.59666
179         35209     Jefferson       Grand Twin                                    90528   Square Feet   5.74150       5.72116
181         87109     Bernalillo      Tramz Hampton Inn - Albuquerque                 124      Rooms      6.92100       6.90066
182         75206     Dallas          BRECO Building                                49783   Square Feet   6.20700       6.18666
183         18508     Lackawanna      Crossgate Center                              48938   Square Feet   5.96500       5.94466
184         55344     Hennepin        Tramz Hampton Inn - Eden Prairie                121      Rooms      6.92100       6.90066
186         53085     Sheboygan       Falls Parc Apartments                            84      Units      5.82750       5.80716
187         27407     Guilford        Tramz Hampton Inn - Greensboro                  120      Rooms      6.92100       6.90066
191         48313     Macomb          Lakeside Retail                               15066   Square Feet   6.20300       6.18266
193         45202     Hamilton        The Executive Building - Cin. Oh              97873   Square Feet   6.18800       6.14766
195         48307     Oakland         Western Knitting Mills                        50410   Square Feet   5.93400       5.91366
196         13057     Onondaga        Tramz Hampton Inn - Syracuse                    115      Rooms      6.92100       6.90066
199         30093     Gwinnett        Harbin Springs Apartments                       100      Units      5.65800       5.63766
201         78226     Bexar           Winston Square                                  120      Units      6.12550       6.10516
203         76308     Wichita         Best Buy-Witchita Falls                       30038   Square Feet   5.82650       5.80616
206         29414     Charleston      Ashley Self Storage                             488      Units      5.76900       5.74866
209         33034     Miami-Dade      Florida City - Extra Space Storage              570      Units      5.63250       5.61216
211         78223     Bexar           Pecan Manor                                      96      Units      6.12550       6.10516
212         78232     Bexar           Academy Sports San Antonio                    67000   Square Feet   5.80900       5.78866
214         89148     Clark           Sun West Promenade Building I                 11932   Square Feet   5.77700       5.75666
215         07054     Morris          1140-1160 Parsippany Boulevard                45606   Square Feet   5.54850       5.52816
216         75062     Dallas          Las Colinas Office                            23000   Square Feet   6.24750       6.22716
219         07869     Morris          Wharton Commerce Center                       40202   Square Feet   5.76300       5.67266
224         06880     Fairfield       170 Post Road                                 11000   Square Feet   6.21150       6.19116
225         41042     Boone           Spiral Plaza                                  55400   Square Feet   5.62100       5.56066
226         96080     Tehama          Comfort Inn - Red Bluff                          67      Rooms      6.35400       6.33366
231         77034     Harris          Academy Sports Houston                        52500   Square Feet   5.80900       5.78866
242         33409     Palm Beach      1550 North Congress                           30144   Square Feet   6.23750       6.16716




         Original      Cutoff                 Rem.    Maturity/   Amort.   Rem.     Monthly Debt   Servicing    Accrual      ARD
Loan #   Balance       Balance       Term     Term    ARD Date    Term     Amort.   Service        Fee Rate     Type         (Y/N)
------   -----------   -----------   ------   -----   ---------   ------   ------   -------------  ---------    ----------   -----
   5     203,000,000   203,000,000      120     118    05/01/17      0         0          959,547    0.02000    Actual/360     No
   6     174,000,000   174,000,000      120     119    06/01/17      0         0          830,628    0.02000    Actual/360     No
  23      53,000,000    53,000,000      120     119    06/01/17      0         0          275,362    0.02000    Actual/360     No
  26      49,675,000    49,675,000      120     120    07/01/17     360       360         313,392    0.02610    Actual/360     No
  27      47,500,000    47,500,000       60      58    05/01/12     360       360         281,421    0.02000    Actual/360     No
  31      38,950,000    38,950,000      120     120    07/01/17      0         0          211,162    0.02000    Actual/360     No
  34      36,000,000    36,000,000      120     120    07/01/17     360       360         205,761    0.02000    Actual/360     No
  36      35,100,000    35,100,000      120     119    06/01/17      0         0          171,547    0.04000    Actual/360     No
  39      34,155,000    34,155,000       84      82    05/01/14      0         0          167,476    0.02000    Actual/360     No
  41      33,600,000    33,600,000      120     119    06/01/17     360       360         192,626    0.04500    Actual/360     No
  43      30,500,000    30,500,000       60      56    03/01/12      0         0          150,701    0.02000    Actual/360     No
  50      28,000,000    28,000,000      120     120    07/01/17     300       300         173,335    0.04500    Actual/360     No
  55      22,800,000    22,775,781      120     119    06/01/17     360       359         131,737    0.07000    Actual/360     No
  56      22,000,000    22,000,000      120     119    06/01/17      0         0          106,583    0.04000    Actual/360     No
  58      21,300,000    21,300,000       60      55    02/01/12      0         0          106,872    0.06000    Actual/360     No
  62      20,400,000    20,400,000      120     119    06/01/17      0         0           95,643    0.01000    Actual/360     No
  64      20,000,000    20,000,000      120     119    06/01/17     360       360         116,435    0.01000    Actual/360     No
  73      16,925,000    16,925,000      120     120    07/01/17     360       360          96,736    0.02000    Actual/360     No
  76      16,240,000    16,240,000      120     119    06/01/17     360       360          94,206    0.02000    Actual/360     No
  79      15,060,000    15,060,000      120     118    05/01/17     360       360          89,485    0.02000    Actual/360     No
  80      15,000,000    15,000,000      120     119    06/01/17     360       360          89,177    0.07000    Actual/360     No
  86      13,500,000    13,500,000      120     120    07/01/17     300       300          83,548    0.02000    Actual/360     No
  90      12,750,000    12,750,000      120     116    03/01/17     360       360          79,398    0.02000    Actual/360     No
  91      12,600,000    12,600,000       60      56    03/01/12     360       360          72,370    0.02000    Actual/360     No
  94      12,200,000    12,200,000       60      59    06/01/12      0         0           61,095    0.02000    Actual/360     No
  95      12,200,000    12,187,739      120     119    06/01/17     360       359          72,757    0.02000    Actual/360     No
  97      11,400,000    11,400,000      120     119    06/01/17      0         0           59,000    0.02000    Actual/360     No
 108       9,450,000     9,450,000      120     118    05/01/17      0         0           44,832    0.02000    Actual/360     No
 114       9,200,000     9,200,000      120     120    07/01/17     300       300          63,895    0.02000    Actual/360     No
 115       9,150,000     9,150,000      120     120    07/01/17     360       360          57,849    0.06000    Actual/360     No
 125       8,200,000     8,200,000      120     118    05/01/17      0         0           38,580    0.06000    Actual/360     No
 129       8,000,000     8,000,000       60      57    04/01/12      0         0           38,595    0.02000    Actual/360     No
 130       8,000,000     7,983,981      120     118    05/01/17     360       358          45,863    0.02000    Actual/360     No
 131       8,000,000     7,957,015      120     114    01/01/17     360       354          48,868    0.02000    Actual/360     No
 134       7,800,000     7,800,000      120     120    07/01/17     360       360          44,582    0.02000    Actual/360     No
 140       7,120,000     7,120,000       60      57    04/01/12      0         0           33,748    0.07000    Actual/360     No
 141       7,050,000     7,050,000      120     120    07/01/17     360       360          40,295    0.02000    Actual/360     No
 142       7,000,000     7,000,000      120     119    06/01/17     360       360          40,199    0.08000    Actual/360     No
 146       6,880,000     6,880,000      120     120    07/01/17     360       360          42,120    0.07000    Actual/360     No
 147       6,800,000     6,800,000      120     120    07/01/17     360       360          40,608    0.02000    Actual/360     No
 148       6,638,500     6,638,500      120     118    05/01/17     360       360          38,572    0.02000    Actual/360     No
 149       6,610,000     6,610,000      120     119    06/01/17     360       360          39,843    0.02000    Actual/360     No
 155       6,363,000     6,363,000      120     119    06/01/17      0         0           32,932    0.02000    Actual/360     No
 156       6,360,000     6,360,000       60      58    05/01/12      0         0           30,423    0.02000    Actual/360     No
 158       6,265,000     6,265,000      120     118    05/01/17     360       360          36,896    0.02000    Actual/360     No
 160       6,160,000     6,160,000       84      84    07/01/14     300       300          43,228    0.02000    Actual/360     No
 167       5,950,000     5,950,000       84      84    07/01/14     300       300          41,754    0.02000    Actual/360     No
 168       5,925,000     5,914,030      120     118    05/01/17     360       358          35,310    0.02000    Actual/360     No
 169       5,888,000     5,888,000      120     120    07/01/17     360       360          33,653    0.02000    Actual/360     No
 164       5,600,000     5,600,000       84      84    07/01/14     360       360          35,835    0.07000    Actual/360     No
 177       5,600,000     5,600,000       84      84    07/01/14     300       300          39,298    0.02000    Actual/360     No
 178       5,350,000     5,350,000       60      54    01/01/12     360       360          31,075    0.11000    Actual/360     No
 179       5,320,000     5,320,000      120     119    06/01/17     360       360          31,017    0.02000    Actual/360     No
 181       5,210,000     5,210,000       84      84    07/01/14     240       240          40,146    0.02000    Actual/360     No
 182       5,200,000     5,200,000       60      56    03/01/12      0         0           27,271    0.02000    Actual/360     No
 183       5,200,000     5,200,000      120     119    06/01/17     360       360          31,060    0.02000    Actual/360     No
 184       5,180,000     5,180,000       84      84    07/01/14     300       300          36,351    0.02000    Actual/360     No
 186       5,100,000     5,094,753      120     119    06/01/17     360       359          30,014    0.02000    Actual/360     No
 187       5,025,000     5,025,000       84      84    07/01/14     240       240          38,721    0.02000    Actual/360     No
 191       5,000,000     5,000,000      120     120    07/01/17     360       360          30,633    0.02000    Actual/360     No
 193       5,000,000     4,995,199      120     119    06/01/17     360       359          30,585    0.04000    Actual/360     No
 195       4,900,000     4,892,857      120     119    06/01/17     300       299          31,373    0.02000    Actual/360     No
 196       4,875,000     4,875,000       84      84    07/01/14     240       240          37,565    0.02000    Actual/360     No
 199       4,760,000     4,760,000      120     118    05/01/17     360       360          27,501    0.02000    Actual/360     No
 201       4,709,000     4,709,000      120     119    06/01/17      0         0           24,371    0.02000    Actual/360     No
 203       4,560,000     4,560,000      120     119    06/01/17     360       360          26,833    0.02000    Actual/360     No
 206       4,400,000     4,400,000      120     119    06/01/17      0         0           21,447    0.02000    Actual/360     No
 209       4,200,000     4,200,000      120     118    05/01/17     360       360          24,197    0.02000    Actual/360     No
 211       4,128,000     4,128,000      120     119    06/01/17      0         0           21,364    0.02000    Actual/360     No
 212       4,125,000     4,113,380      120     118    05/01/17     300       298          26,098    0.02000    Actual/360     No
 214       4,000,000     4,000,000      120     119    06/01/17     360       360          23,412    0.02000    Actual/360     No
 215       3,800,000     3,800,000      120     119    06/01/17     360       360          21,692    0.02000    Actual/360     No
 216       3,800,000     3,800,000      180     178    05/01/22     360       360          23,391    0.02000    Actual/360     No
 219       3,750,000     3,750,000      120     118    05/01/17     360       360          21,915    0.09000    Actual/360     No
 224       3,500,000     3,500,000      120     120    07/01/17     300       300          23,005    0.02000    Actual/360     No
 225       3,500,000     3,500,000       60      59    06/01/12      0         0           16,622    0.06000    Actual/360     No
 226       3,500,000     3,496,745      120     119    06/01/17     360       359          21,787    0.02000    Actual/360     No
 231       3,000,000     2,991,549      120     118    05/01/17     300       298          18,980    0.02000    Actual/360     No
 242       2,500,000     2,500,000      120     120    07/01/17     360       360          15,373    0.07000    Actual/360     No



                                                     Crossed    Originator/                                            Letter of
Loan #   ARD Step Up (%)                Title Type   Loan       Loan Seller   Guarantor                                Credit
------   ---------------------------   -----------   --------   -----------   --------------------------------------   -----------
   5                                       Fee                     JPMCB      461 Eighth Avenue Associates                 No
                                                                              Simon Property Group, Inc., Farallon
   6                                       Fee                     JPMCB      Capital Management                           No
  23                                       Fee                     JPMCB      Mark J. Moskowitz                        2,500,000.0
  26                                       Fee                     JPMCB      Greenway Center, LLC                         No
  27                                       Fee                     JPMCB      J. David Sweeny                              No
  31                                       Fee                     JPMCB      Ghent Limited Liability Company              No
  34                                       Fee                     JPMCB      Alan E. Ferris; Madeleine S. Ferris          No
  36                                       Fee                     JPMCB      Daniel Massry                                No
  39                                       Fee                     JPMCB      MS NHP Fund, LLC                             No
  41                                       Fee                     JPMCB      The LCP Group, L.P.                          No
  43                                       Fee                     JPMCB      Michael S. Adler                             No
                                                                              James Michael Abrams; Richard Azrael;
  50                                       Fee                     JPMCB      Robert A. Kinsley                            No
  55                                       Fee                     JPMCB      Robert L. Stark                              No
  56                                       Fee                     JPMCB      Conrad Cafritz                               No
                                                                              Alliance Real Estate Value Fund III,
  58                                       Fee                     JPMCB      LLC                                          No
  62                                       Fee                     JPMCB      Daniel Halberstein; Alex Halberstein         No
  64                                       Fee                     JPMCB      George Rahael                                No
  73                                       Fee                     JPMCB      Alan E. Ferris; Madeleine S. Ferris          No
  76                                       Fee                     JPMCB      David L. Handel                              No
          Greater of (i) IR + 2% or
  79            (ii) TR + 3%               Fee                     JPMCB      Finlay Partners, LLC                         No
  80                                       Fee                     JPMCB      CCP-PC Office, L.P.                          No
  86                                       Fee                     JPMCB      HFP-3, LLC                                   No
  90                                       Fee                     JPMCB      Gary Solomon                                 No
  91                                       Fee                     JPMCB      Richard R. Vazza                             No
                                                                              John Paul Micek; Luis Mediavilla;
                                                                              Robert D. Dease; Barbara Lee Neville;
                                                                              Pamela Adams; Maher Ahmad; Wayne
                                                                              Arnold Patterson; William Wainwright;
  94                                       Fee                     JPMCB      Robert A. Wood III                           No
  95                                       Fee                     JPMCB      Matthew P. Bennett                           No
  97                                       Fee                     JPMCB      Philip W. Stewart                            No
 108                                       Fee                     JPMCB      Jeffrey A. Kaplan; Thomas T. Tatum           No
 114                                       Fee                     JPMCB      Alexander Ashkenazi                          No
                                                                              Rajeshvari Shah; Chaitanya Mahida;
 115                                       Fee                     JPMCB      Chandramohini Rathod; Shaktisinh Rathod      No
 125                                       Fee                     JPMCB      Barry R. Mandel                              No
 129                                   Fee/Leasehold               JPMCB      America First Real Estate Group, LLC         No
                                                                              Corporate Property Associates 14
                                                                              Incorporated and Corporate Property
 130                                       Fee                     JPMCB      Associates 15 Incorporated                   No
                                                                              James Michael Abrams; Richard Azrael;
 131                                       Fee                     JPMCB      Robert A. Kinsley                            No
 134                                       Fee                     JPMCB      Alan E. Ferris; Madeleine S. Ferris          No
 140                                       Fee                     JPMCB      Lacy Howe; Robert Peek                       No
 141                                       Fee                     JPMCB      Alan E. Ferris; Madeleine S. Ferris          No
 142                                       Fee                     JPMCB      Debra J. Pyzyk                               No
 146                                       Fee                     JPMCB      Spencer M. Partrich                          No
 147                                       Fee                     JPMCB      Lawrence N. Field                        457,235.0
 148                                       Fee                     JPMCB      Jeff Grinspoon                               No
                                                                              E. Michael Loboda; Steve Darrison;
 149                                       Fee                     JPMCB      Gershon Bassman                              No
 155                                       Fee                     JPMCB      Philip W. Stewart                            No
                                                                              Timothy J. Weber; Edward J.
                                                                              Fitzgerald, III; SFW Partners, LLC;
 156                                       Fee                     JPMCB      Exeter Industrial Value Fund, LP             No
 158                                       Fee                     JPMCB      Salvatore and Maria Tumino                   No
 160                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 167                                       Fee          A          JPMCB      Tarrunumn Murad                              No
                                                                              Darren Sides; Stanton L. Johnson;
 168                                       Fee                     JPMCB      VMT-Greenville Holdings, L.L.C.          500,000.0
 169                                       Fee                     JPMCB      Alan E. Ferris; Madeleine S. Ferris          No
                                                                              Joseph Ferguson; Cassius Merrill
 164                                       Fee                     JPMCB      Moter, III; James A. Stefater, Jr.           No
 177                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 178                                       Fee                     JPMCB      John L. Bailey                               No
 179                                       Fee                     JPMCB      Charles Stein; Dennis Udwin                  No
 181                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 182                                       Fee                     JPMCB      4228 Central, LLC                            No
 183                                       Fee                     JPMCB      Paul Cleeman; Daniel Abramson                No
 184                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 186                                       Fee                     JPMCB      William Bodner; Gregory Devorkin             No
 187                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 191                                       Fee                     JPMCB      Ernie D'Ascenzo; Irving Laker            900,000.0
 193                                       Fee                     JPMCB      James A. Diamond; William E. Diamond         No
                                                                              Roy E. Rewold; Beverly J. Rewold;
                                                                              Frank H. Rewold; Roy E. Rewold Trust
                                                                              U/A dated January 21, 1994; Beverly J.
                                                                              Rewold Trust U/A dated January 21,
                                                                              1994; Frank H. Rewold Trust U/A dated
 195                                       Fee                     JPMCB      May 16, 2000                                 No
 196                                       Fee          A          JPMCB      Tarrunumn Murad                              No
 199                                       Fee                     JPMCB      Ari Kowalsky; Israel Arenson                 No
 201                                       Fee                     JPMCB      Philip W. Stewart                            No
 203                                       Fee                     JPMCB      Thanestate Investment, Inc.                  No
                                                                              Stephen R. Kaplan; Michael Wheelden;
                                                                              Dino M. Katsoulas; Melissa A.
 206                                       Fee                     JPMCB      Katsoulas; Eddie Drosis                      No
 209                                       Fee                     JPMCB      William R. Collins, Jr.                      No
 211                                       Fee                     JPMCB      Philip W. Stewart                            No
 212                                       Fee                     JPMCB      Raymond S. Lipson                            No
 214                                       Fee                     JPMCB      Daniel Coletti; Frank Toth                   No
 215                                       Fee                     JPMCB      The Hampshire Generational Fund LLC      500,000.0
 216                                       Fee                     JPMCB      Stream Realty Partners, L.P.                 No
                                                                              Daniel Cohen; Louis Antonucci; R.
 219                                       Fee                     JPMCB      Christopher Prant                            No
 224                                       Fee                     JPMCB      David M. Ross                                No
 225                                       Fee                     JPMCB      CMS Educational Assets Fund, L.P.            No
 226                                       Fee                     JPMCB      Gurdev Singh                                 No
 231                                       Fee                     JPMCB      Raymond S. Lipson                            No
 242                                       Fee                     JPMCB      Spencer M. Partrich                          No


                                                           UPFRONT ESCROW
           ----------------------------------------------------------------------------------------------------------------------

           Upfront CapEx    Upfront Eng.      Upfront Envir.     Upfront TI/LC      Upfront RE      Upfront        Upfront
Loan #     Reserve          Reserve           Reserve            Reserve            Tax Reserve     Ins. Reserve   Other Reserve
--------   --------------   ---------------   ----------------   ----------------   -------------   ------------   --------------
      5              0.00              0.00               0.00       4,079,719.00    2,495,403.79     309,917.50            0.00
      6              0.00              0.00               0.00               0.00            0.00           0.00            0.00
     23              0.00              0.00               0.00               0.00       30,437.05           0.00            0.00
     26              0.00              0.00               0.00       1,380,000.00       99,222.94      15,204.58            0.00
     27              0.00         25,875.00               0.00         150,000.00       59,732.17     149,534.92    1,108,670.00
     31              0.00         25,000.00          50,000.00               0.00      143,830.45      27,334.67            0.00
     34              0.00         32,631.00               0.00               0.00      211,137.38      73,323.15            0.00
     36              0.00              0.00               0.00               0.00       70,921.95           0.00            0.00
     39              0.00              0.00               0.00               0.00            0.00           0.00            0.00
     41              0.00         95,625.00               0.00               0.00      124,952.10     120,612.00    2,561,000.00
     43              0.00          7,331.25               0.00         650,000.00      172,945.56           0.00            0.00
     50              0.00              0.00               0.00               0.00      198,258.51      17,193.00            0.00
     55              0.00              0.00               0.00               0.00      222,538.47       3,375.00        3,390.00
     56              0.00              0.00               0.00               0.00      150,785.48           0.00            0.00
     58              0.00              0.00               0.00       1,000,000.00            0.00           0.00            0.00
     62              0.00              0.00               0.00               0.00      201,403.33           0.00            0.00
     64              0.00              0.00               0.00               0.00      176,935.51           0.00            0.00
     73              0.00         57,588.00               0.00               0.00      166,663.00     112,353.53            0.00
     76              0.00         24,375.00               0.00         300,000.00       74,372.55      20,940.50            0.00
     79        200,000.00          4,687.50               0.00               0.00      175,647.41       9,004.33            0.00
     80              0.00              0.00               0.00               0.00      165,594.62           0.00            0.00
     86              0.00              0.00               0.00               0.00      237,856.85           0.00            0.00
     90              0.00        168,503.00               0.00               0.00       59,553.31       9,299.25            0.00
     91              0.00              0.00               0.00               0.00       21,587.59       4,886.83      500,000.00
     94              0.00              0.00               0.00               0.00       93,330.76      53,240.83            0.00
     95              0.00              0.00               0.00               0.00       30,045.28      36,666.67            0.00
     97              0.00          4,125.00               0.00               0.00       42,778.94      14,606.52            0.00
    108              0.00              0.00               0.00               0.00       13,709.11           0.00            0.00
    114              0.00              0.00               0.00         275,819.00       32,115.82       2,848.00            0.00
    115              0.00         15,312.50               0.00               0.00       27,773.64       8,351.50    1,504,700.00
    125              0.00              0.00               0.00               0.00       16,000.00      18,702.83            0.00
    129              0.00              0.00               0.00               0.00       38,299.80      23,234.17      596,576.06
    130              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    131              0.00              0.00               0.00               0.00       27,767.54       2,878.67            0.00
    134              0.00              0.00               0.00               0.00      111,458.32      24,950.27            0.00
    140              0.00            625.00               0.00               0.00       41,139.12      27,674.37            0.00
    141              0.00              0.00               0.00               0.00      102,083.33      29,353.28    1,000,000.00
    142              0.00        172,187.50               0.00               0.00       52,589.81      19,469.00            0.00
    146              0.00              0.00               0.00               0.00       47,013.23           0.00            0.00
    147              0.00              0.00               0.00               0.00       15,061.41       1,608.00            0.00
    148              0.00              0.00               0.00               0.00       32,981.70       6,014.18            0.00
    149              0.00              0.00               0.00               0.00       19,781.72       4,146.00       16,800.00
    155              0.00              0.00               0.00               0.00       23,777.08       7,935.31            0.00
    156              0.00        124,500.00               0.00               0.00       26,688.88       6,663.50      350,000.00
    158              0.00              0.00               0.00               0.00            0.00       1,745.50            0.00
    160              0.00              0.00               0.00               0.00       23,714.60      11,840.00            0.00
    167              0.00              0.00               0.00               0.00       45,045.03      11,666.67            0.00
    168              0.00              0.00               0.00               0.00            0.00           0.00        4,500.00
    169              0.00              0.00               0.00               0.00       59,710.00      17,593.46            0.00
    164              0.00              0.00               0.00               0.00       20,235.88       3,522.00            0.00
    177              0.00              0.00               0.00               0.00       51,933.97      12,124.00            0.00
    178         84,000.00          5,122.50               0.00               0.00       10,259.11      51,138.75            0.00
    179              0.00         40,511.00               0.00               0.00       24,557.13      14,488.25            0.00
    181              0.00              0.00               0.00               0.00        9,563.58      11,173.33            0.00
    182              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    183              0.00              0.00               0.00               0.00       40,974.22       1,262.50            0.00
    184              0.00              0.00               0.00               0.00       45,064.00      12,683.00            0.00
    186              0.00              0.00               0.00               0.00            0.00       1,322.00            0.00
    187              0.00              0.00               0.00               0.00       36,212.04      11,444.67            0.00
    191              0.00              0.00               0.00               0.00       30,196.90       3,295.25      150,000.00
    193              0.00         47,895.00               0.00          75,000.00       15,089.44      12,956.35       33,333.00
    195              0.00              0.00               0.00         200,000.00       80,132.05      14,766.92            0.00
    196              0.00              0.00               0.00               0.00       74,653.83      13,888.33            0.00
    199              0.00              0.00               0.00               0.00       38,836.61       5,216.25            0.00
    201              0.00          4,375.00               0.00               0.00       16,382.08       5,906.06            0.00
    203              0.00              0.00               0.00               0.00       55,808.24       3,198.50            0.00
    206              0.00              0.00               0.00               0.00       26,325.83       2,723.25            0.00
    209              0.00              0.00               0.00               0.00       70,229.34           0.00            0.00
    211              0.00              0.00               0.00               0.00       14,651.88       5,028.63            0.00
    212              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    214              0.00              0.00               0.00         138,537.00        6,882.00         726.00      450,000.00
    215              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    216              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    219              0.00              0.00               0.00               0.00       12,508.60       1,602.00            0.00
    224              0.00              0.00               0.00               0.00        2,886.94       2,167.50            0.00
    225              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    226         46,230.00              0.00               0.00               0.00       42,637.46           0.00       65,362.20
    231              0.00              0.00               0.00               0.00            0.00           0.00            0.00
    242              0.00              0.00               0.00         200,000.00       17,256.75           0.00            0.00



                                                MONTHLY ESCROW
          -----------------------------------------------------------------------------------------------
          Monthly Capex   Monthly Envir.   Monthly TI/LC   Monthly RE      Monthly Ins.     Monthly Other
Loan #    Reserve         Reserve          Reserve         Tax Reserve     Reserve          Reserve
-------   -------------   --------------   -------------   --------------  ---------------  -------------
   5            8071.04             0.00        50000.00        415900.63         51652.92           0.00
   6               0.00             0.00            0.00             0.00             0.00           0.00
  23               0.00             0.00            0.00         30437.05             0.00           0.00
  26               0.00             0.00            0.00         99222.94          2172.08           0.00
  27            3664.78             0.00            0.00         11946.43         13594.08           0.00
  31            1580.69             0.00        28824.17         23971.74          6833.67           0.00
  34            5862.50             0.00            0.00         23459.71         10474.74           0.00
  36            2724.00             0.00            0.00         23640.65             0.00           0.00
  39               0.00             0.00            0.00             0.00             0.00           0.00
  41           34366.50             0.00            0.00         17547.00         10488.00           0.00
  43            2371.80             0.00            0.00         28824.26             0.00           0.00
  50               0.00             0.00        11310.00         19826.85          1563.00           0.00
  55               0.00             0.00            0.00         37089.75          1125.00           0.00
  56           21431.50             0.00            0.00         30157.10             0.00           0.00
  58            2856.96             0.00            0.00             0.00             0.00           0.00
  62               0.00             0.00            0.00         25175.42             0.00           0.00
  64               0.00             0.00            0.00         22116.94             0.00           0.00
  73            7200.00             0.00            0.00         23809.00         16050.50           0.00
  76               0.00             0.00            0.00         14874.51          3490.08           0.00
  79            4641.00             0.00            0.00         29274.57          4502.17           0.00
  80            1206.75             0.00            0.00         27599.10             0.00           0.00
  86               0.00             0.00            0.00         23785.69             0.00           0.00
  90            1270.15             0.00         4167.00         29776.66          1033.25           0.00
  91             682.55             0.00         2388.93          7195.86          2443.42           0.00
  94            7208.40             0.00            0.00         23332.69         10648.16           0.00
  95            1625.39             0.00            0.00          5007.55          3333.33           0.00
  97            5443.15             0.00            0.00         14259.65          7303.26           0.00
 108            1179.17             0.00            0.00          6854.55             0.00           0.00
 114            1728.13             0.00        18518.52          3568.42          2848.00           0.00
 115               0.00             0.00            0.00          6943.41          2783.83           0.00
 125               0.00             0.00            0.00         13828.55          2671.83           0.00
 129            2200.00             0.00            0.00          9574.95          3319.17           0.00
 130               0.00             0.00            0.00             0.00             0.00           0.00
 131               0.00             0.00            0.00          3470.94           719.67           0.00
 134            2933.00             0.00            0.00         15922.62          3564.32           0.00
 140            3791.50             0.00            0.00          8227.82          3459.30           0.00
 141            3733.00             0.00            0.00         14583.33          4193.33           0.00
 142            2216.67             0.00            0.00          7512.83          1867.16           0.00
 146             493.45             0.00         2506.55          9402.65             0.00           0.00
 147               0.00             0.00            0.00          5020.47           526.00           0.00
 148            4633.33             0.00            0.00          8245.42          6014.18           0.00
 149             573.88             0.00            0.00          3296.95          2073.00           0.00
 155            3060.56             0.00            0.00          7925.69          3967.66           0.00
 156            1384.12             0.00            0.00         13344.44          3331.75           0.00
 158             562.67             0.00            0.00             0.00           872.75           0.00
 160            8498.92             0.00            0.00          3387.80          2960.00           0.00
 167            8533.75             0.00            0.00          7507.50          2916.67           0.00
 168             389.64             0.00            0.00             0.00             0.00           0.00
 169            1733.00             0.00            0.00          8530.00          2513.35           0.00
 164             204.35             0.00            0.00          2890.84          1761.00           0.00
 177            9175.00             0.00            0.00          8655.66          3031.00           0.00
 178            3500.00             0.00            0.00          5129.55          3933.75           0.00
 179            1135.00             0.00            0.00          3578.32         2.069.75           0.00
 181            7963.33             0.00            0.00          3187.86          2793.33           0.00
 182               0.00             0.00            0.00             0.00             0.00           0.00
 183             616.73             0.00         4111.50          5853.46           631.25           0.00
 184            8083.92             0.00            0.00         11266.24          3170.75           0.00
 186               0.00             0.00            0.00          8086.07          1322.00           0.00
 187            8300.17             0.00            0.00          4526.51          2861.17           0.00
 191               0.00             0.00            0.00          3774.61           470.75           0.00
 193            1450.00             0.00         8167.00          7544.72          1079.70           0.00
 195             630.00             0.00            0.00         11447.44          1135.92           0.00
 196            8975.75             0.00            0.00         12442.31          3472.08           0.00
 199            2031.45             0.00            0.00          4487.79          1738.75           0.00
 201            2168.12             0.00            0.00          5460.69          2953.03           0.00
 203             250.33             0.00            0.00          9301.37          1066.17           0.00
 206               0.00             0.00            0.00          5265.17           907.75           0.00
 209             530.00             0.00            0.00          8778.67             0.00           0.00
 211            1922.94             0.00            0.00          4883.96          2514.31           0.00
 212               0.00             0.00            0.00             0.00             0.00           0.00
 214               0.00             0.00            0.00          2294.00           363.00           0.00
 215               0.00             0.00            0.00             0.00             0.00           0.00
 216               0.00             0.00            0.00             0.00             0.00           0.00
 219             335.02             0.00         1666.67          6254.30           534.00           0.00
 224               0.00             0.00            0.00          2886.94           722.50           0.00
 225               0.00             0.00            0.00             0.00             0.00           0.00
 226               0.00             0.00            0.00             0.00             0.00           0.00
 231               0.00             0.00            0.00             0.00             0.00           0.00
 242             443.19             0.00         1556.81          3451.35             0.00           0.00


                                                                                                         Remaining
                                                                    Interest               Final         Amortization
         Grace     Lockbox                            Defeasance    Accrual      Loan      Maturity      Term for
Loan #   Period    In-place     Property Type         Permitted     Period       Group     Date          Balloon Loans
------   ------    --------     -------------------   -----------   ----------   --------- -----------   --------------
   5        0       Yes               Office                Yes     Actual/360      1
   6        5       Yes               Retail                Yes     Actual/360      1
  23        0       Yes               Office                Yes     Actual/360      1
  26        7       No                Retail                No      Actual/360      1                          360
  27        5       No              Industrial              Yes     Actual/360      1                          360
  31        7       Yes               Office                Yes     Actual/360      1
  34        7       No             Multifamily              Yes     Actual/360      2                          360
  36        7       No                Retail                Yes     Actual/360      1
  39       10       Yes           Senior Housing            Yes     Actual/360      1
  41        5       Yes               Hotel                 Yes     Actual/360      1                          360
  43        5       No                Office                Yes     Actual/360      1
  50        5       Yes               Office                Yes     Actual/360      1                          300
  55        7       Yes               Retail                Yes     Actual/360      1                          360
  56        7       No                Hotel                 Yes     Actual/360      1
  58        7       No                Office                Yes     Actual/360      1
  62        7       No                Retail                Yes     Actual/360      1
  64        7       No                Retail                Yes     Actual/360      1                          360
  73        7       No             Multifamily              Yes     Actual/360      2                          360
  76        5       No                Retail                Yes     Actual/360      1                          360
  79       10       No             Multifamily              Yes     Actual/360      2         05/01/37         360
  80        7       No                Office                Yes     Actual/360      1                          360
  86        7       No                Office                Yes     Actual/360      1                          300
  90        7       No                Retail                Yes     Actual/360      1                          360
  91        7       No                Office                Yes     Actual/360      1                          360
  94        7       No             Multifamily              Yes     Actual/360      2
  95        7       No             Self Storage             Yes     Actual/360      1                          360
  97        7       No             Multifamily              Yes     Actual/360      2
 108        5       No         Manufactured Housing         Yes     Actual/360      2
 114        7       No                Office                Yes     Actual/360      1                          300
 115        7       No                Hotel                 Yes     Actual/360      1                          360
 125       10       No             Multifamily              Yes     Actual/360      2
 129        7       No             Multifamily              Yes     Actual/360      2
 130       10       Yes               Retail                Yes     Actual/360      1                          360
 131        7       No                Office                Yes     Actual/360      1                          360
 134        7       No             Multifamily              Yes     Actual/360      2                          360
 140        7       No             Multifamily              Yes     Actual/360      2
 141        7       No             Multifamily              Yes     Actual/360      2                          360
 142        7       No             Multifamily              Yes     Actual/360      2                          360
 146       10       No              Industrial              Yes     Actual/360      1                          360
 147        7       No              Industrial              No      Actual/360      1                          360
 148        7       No             Multifamily              Yes     Actual/360      2                          360
 149        7       No                Retail                Yes     Actual/360      1                          360
 155        7       No             Multifamily              Yes     Actual/360      2
 156        7       No              Industrial              No      Actual/360      1
 158        7       Yes               Retail                Yes     Actual/360      1                          360
 160       10       No                Hotel                 Yes     Actual/360      1                          300
 167       10       No                Hotel                 Yes     Actual/360      1                          300
 168        7       No                Retail                Yes     Actual/360      1                          360
 169        7       No             Multifamily              Yes     Actual/360      2                          360
 164        7       No             Multifamily              No      Actual/360      2                          360
 177       10       No                Hotel                 Yes     Actual/360      1                          300
 178        7       No             Multifamily              Yes     Actual/360      2                          360
 179        7       No                Office                Yes     Actual/360      1                          360
 181       10       No                Hotel                 Yes     Actual/360      1                          240
 182       10       No                Office                Yes     Actual/360      1
 183        7       No                Office                Yes     Actual/360      1                          360
 184       10       No                Hotel                 Yes     Actual/360      1                          300
 186        7       No             Multifamily              Yes     Actual/360      2                          360
 187       10       No                Hotel                 Yes     Actual/360      1                          240
 191        7       No                Retail                Yes     Actual/360      1                          360
 193        7       No                Office                Yes     Actual/360      1                          360
 195        7       No                Office                Yes     Actual/360      1                          300
 196       10       No                Hotel                 Yes     Actual/360      1                          240
 199        7       No             Multifamily              Yes     Actual/360      2                          360
 201        7       No             Multifamily              Yes     Actual/360      2
 203        7       Yes               Retail                Yes     Actual/360      1                          360
 206        7       No              Mixed Use               No      Actual/360      1
 209        7       No             Self Storage             Yes     Actual/360      1                          360
 211        7       No             Multifamily              Yes     Actual/360      2
 212        7       Yes               Retail                Yes     Actual/360      1                          300
 214        7       No                Retail                Yes     Actual/360      1                          360
 215        7       No                Office                Yes     Actual/360      1                          360
 216       10       Yes               Office                Yes     Actual/360      1                          360
 219        7       No              Industrial              Yes     Actual/360      1                          360
 224        7       No              Mixed Use               Yes     Actual/360      1                          300
 225        7       No              Mixed Use               Yes     Actual/360      1
 226        7       No                Hotel                 Yes     Actual/360      1                          360
 231        7       Yes               Retail                Yes     Actual/360      1                          300
 242       10       No              Industrial              Yes     Actual/360      1                          360

                                    EXHIBIT B

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

      (1) No Mortgage Loan is 30 days or more delinquent in payment of principal and interest (without giving effect to any applicable grace period in the related Mortgage Note) as of the Cut-off Date and no Mortgage Loan has been 30 days or more (without giving effect to any applicable grace period in the related Mortgage Note) past due.

      (2) Except with respect to the ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment Date, the Mortgage Loans (exclusive of any default interest, late charges or prepayment premiums) are fixed rate mortgage loans with terms to maturity, at origination or as of the most recent modification, as set forth in the Mortgage Loan Schedule.

      (3) The information pertaining to each Mortgage Loan set forth on the Mortgage Loan Schedule is true and correct in all material respects as of the Cut-off Date.

      (4) At the time of the assignment of the Mortgage Loans to the Purchaser, the Seller had good and marketable title to and was the sole owner and holder of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Agreement to Appointment of Master Servicer, dated as of the Closing Date between the applicable Master Servicer and Seller) and such assignment validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Purchaser free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Agreement to Appointment of Master Servicer, dated as of the Closing Date between the applicable Master Servicer and Seller).

      (5) In respect of each Mortgage Loan, (A) in reliance on public documents or certified copies of the incorporation or partnership or other entity documents, as applicable, delivered in connection with the origination of such Mortgage Loan, the related Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico and (B) as of the Closing Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

      (6) Each Mortgage Loan is secured by the related Mortgage which establishes and creates a valid and subsisting first priority lien on the related Mortgaged Property, or leasehold interest therein, comprising real estate, free and clear of any liens, claims, encumbrances, participation interests, pledges, charges or security interests subject only to Permitted Encumbrances. Such Mortgage, together with any separate security agreement, UCC Financing Statement or similar agreement, if any, establishes and creates a first priority security interest in favor of the Seller in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property and, to the extent a security interest may be created therein and perfected by the filing of a UCC Financing Statement under the Uniform Commercial Code as in effect in the relevant jurisdiction, the proceeds arising from the Mortgaged Property and other collateral securing such Mortgage Loan, subject only to Permitted Encumbrances. There exists with respect to such Mortgaged Property an assignment of leases and rents provision, either as part of the related Mortgage or as a separate document or instrument, which establishes and creates a first priority security interest in and to leases and rents arising in respect of the related Mortgaged Property, subject only to Permitted Encumbrances. Except for the holder of the Subordinate Companion Loan with respect to the AB Mortgage Loans, to the Seller's knowledge, no person other than the related Mortgagor and the mortgagee own any interest in any payments due under the related leases. The related Mortgage or such assignment of leases and rents provision provides for the appointment of a receiver for rents or allows the holder of the related Mortgage to enter into possession of the related Mortgaged Property to collect rent or provides for rents to be paid directly to the holder of the related Mortgage in the event of a default beyond applicable notice and grace periods, if any, under the related Mortgage Loan documents. As of the origination date there were, and, to the Seller's actual knowledge as of the Closing Date, there are, no mechanics' or other similar liens or claims which have been filed for work, labor or materials affecting the related Mortgaged Property which are or may be prior or equal to the lien of the Mortgage, except those that are bonded or escrowed for or which are insured against pursuant to the applicable Title Insurance Policy (as defined below) and except for Permitted Encumbrances. No Mortgaged Property secures any mortgage loan not represented on the Mortgage Loan Schedule other than a Companion Loan; no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule or a Companion Loan; no Mortgage Loan is secured by property which secures another mortgage loan other than one or more Mortgage Loans as shown on the Mortgage Loan Schedule. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rent, operating revenues or other personal property to the extent that possession or control of such items or actions other than the recordation of the Mortgage or the Assignment of filing of UCC Financing Statements are required in order to effect such perfection.

      (7) The related Mortgagor under each Mortgage Loan has good and indefeasible fee simple or, with respect to those Mortgage Loans described in paragraph (20) hereof, leasehold title to the related Mortgaged Property comprising real estate subject to any Permitted Encumbrances.

      (8) The Seller has received an American Land Title Association (ALTA) lender's title insurance policy or a comparable form of lender's title insurance policy (or escrow instructions binding on the Title Insurer (as defined below) and irrevocably obligating the Title Insurer to issue such title insurance policy or a title policy commitment or pro-forma "marked up" at the closing of the related Mortgage Loan and countersigned or otherwise approved by the Title Insurer or its authorized agent) as adopted in the applicable jurisdiction (the "Title Insurance Policy"), which was issued by a nationally recognized title insurance company (the "Title Insurer") qualified to do business in the jurisdiction where the applicable Mortgaged Property is located (unless such jurisdiction is the State of Iowa), covering the portion of each Mortgaged Property comprised of real estate and insuring that the related Mortgage is a valid first lien in the original principal amount of the related Mortgage Loan on the Mortgagor's fee simple interest (or, if applicable, leasehold interest) in such Mortgaged Property comprised of real estate, subject only to Permitted Encumbrances. Such Title Insurance Policy was issued in connection with the origination of the related Mortgage Loan. No claims have been made under such Title Insurance Policy. Such Title Insurance Policy is in full force and effect and all premiums thereon have been paid and will provide that the insured includes the owner of the Mortgage Loan and its successors and/or assigns. No holder of the related Mortgage has done, by act or omission, anything that would, and the Seller has no actual knowledge of any other circumstance that would, impair the coverage under such Title Insurance Policy. Such Title Insurance Policy contains no material exceptions for, or affirmatively insures against any losses arising from (other than in jurisdictions in which affirmative insurance is unavailable), (a) lack of access to public roads, (b) material encroachments of any part of the building thereon over easements and
(c) the land shown on the survey not being the same as the property legally described in the Mortgage.

      (9) The related Assignment of Mortgage and the related assignment of the Assignment of Leases executed in connection with each Mortgage, if any, have been recorded in the applicable jurisdiction (or, if not recorded, have been submitted for recording or are in recordable form (but for the insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller)) and constitute the legal, valid and binding assignment of such Mortgage and the related Assignment of Leases from the Seller to the Purchaser. The endorsement of the related Mortgage Note by the Seller constitutes the legal, valid, binding and enforceable (except as such enforcement may be limited by anti-deficiency laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)) assignment of such Mortgage Note, and together with such Assignment of Mortgage and the related assignment of Assignment of Leases, legally and validly conveys all right, title and interest in such Mortgage Loan and Mortgage Loan documents to the Purchaser.

      (10) (i) The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan is non-recourse to the related parties thereto except that the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from fraud or material misrepresentation by the related Mortgagor and/or its principals. Additionally, the Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor and at least one individual or entity shall be liable to the Seller for any losses incurred by the Seller, its successors and assigns, generally due to (i) the misapplication or misappropriation of rents, insurance proceeds or condemnation awards, (ii) any act of actual waste, and (iii) any breach of the environmental covenants contained in the related Mortgage Loan documents.

            (ii) The Mortgage Loan documents for each Mortgage Loan contain enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the related Mortgagor which would interfere with such right of foreclosure except any statutory right of redemption or as may be limited by anti-deficiency or one form of action laws or by bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) Each of the related Mortgage Notes and Mortgages are the legal, valid and binding obligations of the related Mortgagor named on the Mortgage Loan Schedule and each of the other related Mortgage Loan documents is the legal, valid and binding obligation of the parties thereto (subject to any non-recourse provisions therein), enforceable in accordance with its terms, except as such enforcement may be limited by anti-deficiency or one form of action laws or bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions of such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but the inclusion of such provisions does not render any of the Mortgage Loan documents invalid as a whole, and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby.

            (iv) The terms of the Mortgage Loans or the related Mortgage Loan documents, have not been altered, impaired, modified or waived in any material respect, except prior to the Cut-off Date by written instrument duly submitted for recordation, to the extent required, and as specifically set forth in the related Mortgage File, and no such alterations, impairments, modifications or waivers have been completed or consented to since the later of May 22, 2007 or the date of receipt by the Seller at or following the closing of the Mortgage Loan, of the Mortgage Loan documents in the final form that will constitute the related Mortgage File.

            (v) With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor other than de minimis fees paid in connection with the release of the related Mortgaged Property or related security for such Mortgage Loan following payment of such Mortgage Loan in full.

      (11) Except by a written instrument that has been delivered to the Purchaser as a part of the related Mortgage File with respect to any immaterial releases of the Mortgaged Property, no Mortgage Loan has been satisfied, canceled, subordinated, released or rescinded, in whole or in part, and the related Mortgagor has not been released, in whole or in part, from its obligations under any related Mortgage Loan document and no such immaterial releases have occurred since June 1, 2007.

      (12) Except with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges, neither the Mortgage Loan nor any of the related Mortgage Loan documents is subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any such Mortgage Loan documents, or the exercise (in compliance with procedures permitted under applicable law) of any right thereunder, render any Mortgage Loan documents subject to any right of rescission, set-off, abatement, diminution, valid counterclaim or defense, including the defense of usury (subject to anti-deficiency or one form of action laws and to bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law)), and no such right of rescission, set-off, abatement, diminution, valid counterclaim or defense has been asserted with respect thereto. None of the Mortgage Loan documents provides for a release of a portion of the Mortgaged Property from the lien of the Mortgage except upon payment or defeasance in full of all obligations under the Mortgage, provided that, notwithstanding the foregoing, certain of the Mortgage Loans may allow partial release (a) upon payment or defeasance of an Allocated Loan Amount which may be formula based, but in no event less than 125% of the Allocated Loan Amount, or (b) in the event the portion of the Mortgaged Property being released shall be unimproved and shall not have been given any material value in connection with the underwriting or appraisal of the related Mortgage Loan.

      (13) As of the Closing Date, there is no payment default, after giving effect to any applicable notice and/or grace period, as of the Closing Date, there is no other material default under any of the related Mortgage Loan documents, after giving effect to any applicable notice and/or grace period; no such material default or breach has been waived by the Seller or on its behalf or, to the Seller's knowledge, by the Seller's predecessors in interest with respect to the Mortgage Loans; and, to the Seller's actual knowledge, no event has occurred which, with the passing of time or giving of notice would constitute a material default or breach; provided, however, that the representations and warranties set forth in this sentence do not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of any subject matter otherwise covered by any other representation or warranty made by the Seller in this Exhibit B. No Mortgage Loan has been accelerated and no foreclosure or power of sale proceeding has been initiated in respect of the related Mortgage. The Seller has not waived any material claims against the related Mortgagor under any non-recourse exceptions contained in the Mortgage Note.

      (14) (i) The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date specified therein (except for certain amounts that were fully disbursed by the mortgagee, but were escrowed pursuant to the terms of the related Mortgage Loan documents) and there are no future advances required to be made by the mortgagee under any of the related Mortgage Loan documents. Any requirements under the related Mortgage Loan documents regarding the completion of any on-site or off-site improvements and to disbursements of any escrow funds therefor have been or are being complied with or such escrow funds are still being held. The value of the Mortgaged Property relative to the value reflected in the most recent appraisal thereof is not materially impaired by any improvements which have not been completed. The Seller has not, nor, to the Seller's knowledge, have any of its agents or predecessors in interest with respect to the Mortgage Loans, in respect of payments due on the related Mortgage Note or Mortgage, directly or indirectly, advanced funds or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor other than (a) interest accruing on such Mortgage Loan from the date of such disbursement of such Mortgage Loan to the date which preceded by thirty (30) days the first payment date under the related Mortgage Note and (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses, incurred in connection with the origination and funding of the Mortgage Loan.

            (ii) No Mortgage Loan has capitalized interest included in its principal balance, or provides for any shared appreciation rights or other equity participation therein and no contingent or additional interest contingent on cash flow or negative amortization (other than with respect to the deferment of payment with respect to ARD Loans) is due thereon.

            (iii) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than seven years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Section 1001 of the Code) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan's interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the Excess Cash Flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all Excess Cash Flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Interest Rate on such Mortgage Loan's Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

            (iv) Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a hard lockbox requires that tenants at the related Mortgaged Property shall (and each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan with a springing lockbox requires that tenants at the related Mortgaged Property shall, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date) make rent payments into a lockbox controlled by the holder of the Mortgage Loan and to which the holder of the Mortgage Loan has a first perfected security interest; provided however, with respect to each ARD Loan which is secured by a multi-family property with a hard lockbox, or with respect to each ARD Loan which is secured by a multi-family property with a springing lockbox, upon the occurrence of a specified trigger event, including, but not limited to, the occurrence of the related Anticipated Repayment Date, tenants either pay rents to a lockbox controlled by the holder of the Mortgage Loan or deposit rents with the property manager who will then deposit the rents into a lockbox controlled by the holder of the Mortgage Loan.

      (15) The terms of the Mortgage Loan documents evidencing such Mortgage Loan comply in all material respects with all applicable local, state and federal laws and regulations and the Seller has complied with all material requirements pertaining to the origination, funding and servicing of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

      (16) To the Seller's knowledge and subject to paragraph (37) hereof, as of the date of origination of the Mortgage Loan, based on inquiry customary in the industry, the related Mortgaged Property was, and to the Seller's actual knowledge and subject to paragraph (37) hereof, as of the Closing Date, the related Mortgaged Property is, in all material respects, in compliance with, and used and occupied in accordance with, all restrictive covenants of record applicable to such Mortgaged Property and applicable zoning laws and all inspections, licenses, permits and certificates of occupancy required by law, ordinance or regulation to be made or issued with regard to the Mortgaged Property have been obtained and are in full force and effect, except to the extent (a) any material non-compliance with applicable zoning laws is insured by an ALTA lender's title insurance policy (or binding commitment therefor), or the equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy, or (b) the failure to obtain or maintain such inspections, licenses, permits or certificates of occupancy does not materially impair or materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan.

      (17) All (a) taxes, water charges, sewer rents, assessments or other similar outstanding governmental charges and governmental assessments which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), and if left unpaid, would be, or might become, a lien on such Mortgaged Property having priority over the related Mortgage and (b) insurance premiums or ground rents which became due and owing prior to the Closing Date in respect of the related Mortgaged Property (excluding any related personal property), have been paid, or if disputed, or if such amounts are not delinquent prior to the Closing Date, an escrow of funds in an amount sufficient (together with escrow payments required to be made prior to delinquency) to cover such taxes and assessments and any late charges due in connection therewith has been established. As of the date of origination, the related Mortgaged Property was one or more separate and complete tax parcels. For purposes of this representation and warranty, the items identified herein shall not be considered due and owing until the date on which interest or penalties would be first payable thereon.

      (18) To the Seller's knowledge based on surveys or the Title Insurance Policy, (i) none of the material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan lies outside the boundaries and building restriction lines of such Mortgaged Property, except to the extent they are legally nonconforming as contemplated by representation (37) below, and (ii) no improvements on adjoining properties encroach upon such Mortgaged Property, except in the case of either (i) or (ii) for (a) immaterial encroachments which do not materially adversely affect the security intended to be provided by the related Mortgage or the use, value or marketability of such Mortgaged Property or (b) encroachments affirmatively covered by the related Title Insurance Policy. With respect to each Mortgage Loan, the property legally described in the survey, if any, obtained for the related Mortgaged Property for purposes of the origination thereof is the same as the property legally described in the Mortgage.

      (19) (i) As of the date of, and in reliance upon, the applicable engineering report (which was performed within 12 months prior to the Cut-off
Date) related to the Mortgaged Property and, to Seller's knowledge as of the Closing Date, the related Mortgaged Property is either (i) in good repair, free and clear of any damage that would materially adversely affect the value of such Mortgaged Property as security for such Mortgage Loan or the use and operation of the Mortgaged Property as it was being used or operated as of the origination date or (ii) escrows in an amount consistent with the standard utilized by the Seller with respect to similar loans it holds for its own account have been established, which escrows will in all events be not less than 100% of the estimated cost of the required repairs. Since the origination date, to the Seller's knowledge, such Mortgaged Property has not been damaged by fire, wind or other casualty or physical condition (including, without limitation, any soil erosion or subsidence or geological condition), which damage has not been fully repaired or fully insured, or for which escrows in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account have not been established.

            (ii) As of the origination date of such Mortgage Loan and to the Seller's actual knowledge, as of the Closing Date, there are no proceedings pending or, to the Seller's actual knowledge, threatened, for the partial or total condemnation of the relevant Mortgaged Property.

      (20) With respect to the Mortgage Loans that are identified on Exhibit A as being secured in whole or in part by a leasehold estate (a "Ground Lease") (except with respect to any Mortgage Loan also secured by the related fee interest in the Mortgaged Property):

            (i) such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease, or other agreement received by the originator of the Mortgage Loan from the ground lessor, provides that the interest of the lessee thereunder may be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns, in a manner that would materially and adversely affect the security provided by the Mortgage; as of the date of origination of the Mortgage Loan, there was no material change of record in the terms of such Ground Lease with the exception of written instruments which are part of the related Mortgage File and Seller has no knowledge of any material change in the terms of such Ground Lease since the recordation of the related Mortgage, with the exception of written instruments which are part of the related Mortgage File;

            (ii) such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related fee interest and Permitted Encumbrances and such Ground Lease is, and shall remain, prior to any mortgage or other lien upon the related fee interest (other than the Permitted Encumbrances) unless a nondisturbance agreement is obtained from the holder of any mortgage on the fee interest which is assignable to or for the benefit of the related lessee and the related mortgagee;

            (iii) such Ground Lease or another agreement received by the originator of the Mortgage Loan from the ground lessor provides that upon foreclosure of the related Mortgage or assignment of the Mortgagor's interest in such Ground Lease in lieu thereof, the mortgagee under such Mortgage is entitled to become the owner of such interest upon notice to, but without the consent of, the lessor thereunder and, in the event that such mortgagee becomes the owner of such interest, such interest is further assignable by such mortgagee and its successors and assigns upon notice to such lessor, but without a need to obtain the consent of such lessor;

            (iv) such Ground Lease is in full force and effect and no default of tenant or ground lessor was in existence at origination, or to the Seller's knowledge, is currently in existence under such Ground Lease, nor at origination was, or to the Seller's knowledge, is there any condition which, but for the passage of time or the giving of notice, would result in a default under the terms of such Ground Lease; either such Ground Lease or a separate agreement contains the ground lessor's covenant that it shall not amend, modify, cancel or terminate such Ground Lease without the prior written consent of the mortgagee under such Mortgage and any amendment, modification, cancellation or termination of the Ground Lease without the prior written consent of the related mortgagee, or its successors or assigns is not binding on such mortgagee, or its successor or assigns;

            (v) such Ground Lease or other agreement requires the lessor thereunder to give written notice of any material default by the lessee to the mortgagee under the related Mortgage, provided that such mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease; and such Ground Lease or other agreement provides that no such notice of default and no termination of the Ground Lease in connection with such notice of default shall be effective against such mortgagee unless such notice of default has been given to such mortgagee and any related Ground Lease or other agreement contains the ground lessor's covenant that it will give to the related mortgagee, or its successors or assigns, any notices it sends to the Mortgagor;

            (vi) either (i) the related ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan or (ii) such Ground Lease or other agreement provides that (A) the mortgagee under the related Mortgage is permitted a reasonable opportunity to cure any default under such Ground Lease which is curable, including reasonable time to gain possession of the interest of the lessee under the Ground Lease, after the receipt of notice of any such default before the lessor thereunder may terminate such Ground Lease;
      (B) in the case of any such default which is not curable by such mortgagee, or in the event of the bankruptcy or insolvency of the lessee under such Ground Lease, such mortgagee has the right, following termination of the existing Ground Lease or rejection thereof by a bankruptcy trustee or similar party, to enter into a new ground lease with the lessor on substantially the same terms as the existing Ground Lease; and (C) all rights of the Mortgagor under such Ground Lease (insofar as it relates to the Ground Lease) may be exercised by or on behalf of such mortgagee under the related Mortgage upon foreclosure or assignment in lieu of foreclosure;

            (vii) such Ground Lease has an original term (or an original term plus one or more optional renewal terms that under all circumstances may be exercised, and will be enforceable, by the mortgagee or its assignee) which extends not less than the later of (i) 10 years beyond the amortization term or (ii) 20 years beyond the stated maturity date of the related Mortgage Loan;

            (viii) under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee under such Mortgage or a financially responsible institution acting as trustee appointed by it, or consented to by it, or by the lessor having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment in whole or in part of the outstanding principal balance of such Mortgage Loan together with any accrued and unpaid interest thereon; and

            (ix) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by the Seller; such Ground Lease contains a covenant (or applicable laws provide) that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of such Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage.

      (21) (i) With respect to each Mortgaged Property, except for the Mortgaged Properties related to those Mortgage Loans set forth on Schedule I hereto for which a lender's environmental insurance policy was obtained in lieu of an Environmental Site Assessment, an Environmental Site Assessment relating to each Mortgaged Property and prepared no earlier than 12 months prior to the Closing Date was obtained and reviewed by the Seller in connection with the origination of the related Mortgage Loan and a copy is included in the Servicing File.

            (ii) Such Environmental Site Assessment does not identify, and the Seller has no actual knowledge of, any adverse circumstances or conditions with respect to or affecting the Mortgaged Property that would constitute or result in a material violation of any Environmental Laws, other than with respect to a Mortgaged Property (i) for which environmental insurance (as set forth on Schedule II hereto) is maintained, or (ii) which would require any expenditure greater than 5% of the outstanding principal balance of such Mortgage Loan to achieve or maintain compliance in all material respects with any Environmental Laws for which adequate sums, but in no event less than 125% of the estimated cost as set forth in the Environmental Site Assessment, were reserved in connection with the origination of the Mortgage Loan and for which the related Mortgagor has covenanted to perform, (iii) as to which the related Mortgagor or one of its affiliates is currently taking or required to take such actions (which may be the implementation of an operations and maintenance plan), if any, with respect to such conditions or circumstances as have been recommended by the Environmental Site Assessment or required by the applicable governmental authority, which actions do not require such party to incur any material cost or expense or (iv) as to which another responsible party not related to the Mortgagor with assets reasonably estimated by the Seller at the time of origination to be sufficient to effect all necessary or required remediation identified in a notice or other action from the applicable governmental authority is currently taking or required to take such actions, if any, with respect to such regulatory authority's order or directive, or (v) as to which such conditions or circumstances identified in the Environmental Site Assessment were investigated further and based upon such additional investigation, an environmental consultant recommended no further investigation or remediation, or (vi) as to which a party with financial resources reasonably estimated to be adequate to cure the condition or circumstance provided a guaranty or indemnity to the related Mortgagor or to the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation, or (vii) as to which the related Mortgagor or other responsible party obtained a "No Further Action" letter or other evidence reasonably acceptable to a prudent commercial mortgage lender that applicable federal, state, or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, or (viii) which would not require substantial cleanup, remedial action or other extraordinary response under any Environmental Laws reasonably estimated to cost in excess of 5% of the outstanding principal balance of such Mortgage Loan;

            (iii) To the Seller's actual knowledge and in reliance upon the Environmental Site Assessment, except for any Hazardous Materials being handled in accordance with applicable Environmental Laws and except for any Hazardous Materials present at such Mortgaged Property for which, to the extent that an Environmental Site Assessment recommends remediation or other action, (A) there exists either (i) environmental insurance with respect to such Mortgaged Property (as set forth on Schedule II hereto) or
      (ii) an amount in an escrow account pledged as security for such Mortgage Loan under the relevant Mortgage Loan documents equal to no less than 125% of the amount estimated in such Environmental Site Assessment as sufficient to pay the cost of such remediation or other action in accordance with such Environmental Site Assessment or (B) one of the statements set forth in clause (b) above is true, (1) such Mortgaged Property is not being used for the treatment or disposal of Hazardous Materials; (2) no Hazardous Materials are being used or stored or generated for off-site disposal or otherwise present at such Mortgaged Property other than Hazardous Materials of such types and in such quantities as are customarily used or stored or generated for off-site disposal or otherwise present in or at properties of the relevant property type; and (3) such Mortgaged Property is not subject to any environmental hazard (including, without limitation, any situation involving Hazardous Materials) which under the Environmental Laws would have to be eliminated before the sale of, or which could otherwise reasonably be expected to adversely affect in more than a de minimis manner the value or marketability of, such Mortgaged Property.

            (iv) The related Mortgage or other Mortgage Loan documents contain covenants on the part of the related Mortgagor requiring its compliance with any present or future federal, state and local Environmental Laws and regulations in connection with the Mortgaged Property. The related Mortgagor (or an affiliate thereof) has agreed to indemnify, defend and hold the Seller, and its successors and assigns, harmless from and against any and all losses, liabilities, damages, penalties, fines, expenses and claims of whatever kind or nature (including attorneys' fees and costs) imposed upon or incurred by or asserted against any such party resulting from a breach of the environmental representations, warranties or covenants given by the related Mortgagor in connection with such Mortgage Loan.

            (v) Each of the Mortgage Loans which has an outstanding principal balance not greater than $3,000,000 and is covered by a lender's environmental insurance policy obtained in lieu of an Environmental Site Assessment ("In Lieu of Policy") is identified on Schedule I, and each In Lieu of Policy is in an amount equal to 125% of the outstanding principal balance of the related Mortgage Loan and has a term ending no sooner than the date which is five years after the maturity date (or, in the case of an ARD Loan, the final maturity date) of the related Mortgage Loan, is non-cancelable by the insurer during such term and the premium for such policy has been paid in full. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property identified on Schedule I as being insured by an In Lieu of Policy have been delivered to or disclosed to the In Lieu of Policy carrier issuing such policy prior to the issuance of such policy.

      (22) As of the date of origination of the related Mortgage Loan, and, as of the Closing Date, the Mortgaged Property is covered by insurance policies providing the coverage described below and the Mortgage Loan documents permit the mortgagee to require the coverage described below. All premiums with respect to the Insurance Policies insuring each Mortgaged Property have been paid in a timely manner or escrowed to the extent required by the Mortgage Loan documents, and the Seller has not received any notice of cancellation or termination. The relevant Servicing File contains the Insurance Policy required for such Mortgage Loan or a certificate of insurance for such Insurance Policy. Each Mortgage requires that the related Mortgagor maintain the following Insurance Policies (subject to customary deductibles): (A) insurance covering the Mortgaged Property and all improvements thereon providing coverage for losses sustained by fire and against loss or damage by other risks and hazards covered by a standard extended coverage insurance policy providing "special" form coverage in an amount sufficient to prevent the Mortgagor from being deemed a co-insurer and to provide coverage in an amount equal to the lesser of (i) the full replacement cost of such Mortgaged Property (in some cases exclusive of excavations, underground utilities, foundations and footings) and (ii) the outstanding principal balance of the related Mortgage Loan with an appropriate endorsement to avoid application of any coinsurance provision; such policies contain a standard mortgage clause naming mortgagee and its successor in interest as additional insureds or loss payee, as applicable; (B) business interruption or rental loss insurance in an amount at least equal to (a) 12 months of operations or (b) in some cases all rents and other amounts customarily insured under this type of insurance of the Mortgaged Property; (C) flood insurance (if any portion of the improvements on the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency ("FEMA"), with respect to certain Mortgage Loans and the Secretary of Housing and Urban Development with respect to other Mortgage Loans, as having special flood hazards) in an amount not less than amounts prescribed by FEMA; (D) workers' compensation, if required by law;
(E) comprehensive general liability insurance in an amount consistent with the standard utilized by the Seller with respect to loans it holds for its own account, but not less than $1 million; all such Insurance Policies contain clauses providing they are not terminable and may not be terminated, without thirty (30) days prior written notice to the mortgagee (except where applicable law requires a shorter period or except for nonpayment of premiums, in which case not less than ten (10) days prior written notice to the mortgagee is required). In addition, each Mortgage permits the related mortgagee to make premium payments to prevent the cancellation thereof and shall entitle such mortgagee to reimbursement therefor. Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the payment of the outstanding principal balance of the related Mortgage Loan together with any accrued interest thereon. The related Mortgaged Property is insured by an Insurance Policy, issued by an insurer meeting the requirements of such Mortgage Loan and having a claims-paying or financial strength rating of at least A:VIII (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, A-:VI) from A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in connection with the origination of the related Mortgage Loan in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss ("PML") for the Mortgaged Property in the event of an earthquake. In such instances, the PML was based on a 450 or 475-year lookback with a 10% probability of exceedance in a 50-year period. If the resulting report concluded that the PML would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least A:VIII (or, with respect to those Mortgage Loans with a principal balance as of the Cut-off Date of $5,000,000 or less, A-:VI) by A.M. Best Company or "A-" (or the equivalent) from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Fitch, Inc. or Moody's Investors Service, Inc. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, South Carolina or North Carolina, such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. To the Seller's actual knowledge, the insurer issuing each of the foregoing insurance policies is qualified to write insurance in the jurisdiction where the related Mortgaged Property is located.

      (23) All amounts required to be deposited by each Mortgagor at origination as reserves under the related Mortgage Loan documents have been deposited or have been withheld from the related Mortgage Loan proceeds at origination and there are no deficiencies with regard thereto.

      (24) Whether or not a Mortgage Loan was originated by the Seller, to the Seller's knowledge, with respect to each Mortgage Loan originated by the Seller and each Mortgage Loan originated by any Person other than the Seller, as of the date of origination of the related Mortgage Loan, and, to the Seller's actual knowledge, with respect to each Mortgage Loan originated by the Seller and any prior holder of the Mortgage Loan, as of the Closing Date, there are no actions, suits, arbitrations or governmental investigations or proceedings by or before any court or other governmental authority or agency now pending against or affecting the Mortgagor under any Mortgage Loan or any of the Mortgaged Properties which, if determined against such Mortgagor or such Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property, the security intended to be provided with respect to the related Mortgage Loan, or the ability of such Mortgagor and/or the current use of such Mortgaged Property to generate net cash flow to pay principal, interest and other amounts due under the related Mortgage Loan; and to the Seller's actual knowledge there are no such actions, suits or proceedings threatened against such Mortgagor.

      (25) Since origination, the Mortgage Loan has been serviced in all material respects in a legal manner in conformance with customary industry standards.

      (26) The originator of the Mortgage Loan or the Seller has inspected or caused to be inspected each related Mortgaged Property within the 12 months prior to the Closing Date.

      (27) The Mortgage Loan documents require the Mortgagor to provide the holder of the Mortgage Loan with at least annual operating statements, financial statements and except for Mortgage Loans for which the related Mortgaged Property is leased to a single tenant, rent rolls.

      (28) All escrow deposits and payments required by the terms of each Mortgage Loan are in the possession, or under the control of the Seller (except to the extent they have been disbursed for their intended purposes), and all amounts required to be deposited by the applicable Mortgagor under the related Mortgage Loan documents have been deposited, and there are no deficiencies with regard thereto (subject to any applicable notice and cure period). All of the Seller's interest in such escrows and deposits will be conveyed by the Seller to the Purchaser hereunder.

      (29) No two or more Mortgage Loans representing more than 5% of the aggregate outstanding principal amount of all the mortgage loans included in the Trust Fund have the same Mortgagor or, to the Seller's knowledge, are to Mortgagors which are entities controlled by one another or under common control.

      (30) Each Mortgagor with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $5,000,000 included in the Trust Fund is an entity whose Mortgage Loan documents require that it be a Single Purpose Entity and, with respect to a Mortgage Loan with a principal balance as of the Cut-off Date in excess of $15,000,000 included in the Trust Fund is an entity whose organizational documents or related Mortgage Loan documents provide that it is, and at least so long as the Mortgage Loan is outstanding will continue to be, a Single Purpose Entity. For this purpose, "Single Purpose Entity" shall mean a Person, other than an individual, whose organizational documents or Mortgage Loan documents provide that it shall engage solely in the business of owning and operating the Mortgaged Property and which does not engage in any business unrelated to such property and the financing thereof, does not have any assets other than those related to its interest in the Mortgaged Property or the financing thereof or any indebtedness other than as permitted by the related Mortgage or the other Mortgage Loan documents, and the organizational documents of which require that it have its own separate books and records and its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person. The Mortgage File or Servicing File for each Mortgage Loan having an original principal balance of $40,000,000 or more contains a counsel's opinion regarding non-consolidation of the Mortgagor in any insolvency proceeding involving any other party. The organizational documents of any Mortgagor on a Mortgage Loan having an original principal balance of $40,000,000 or more which is a single member limited liability company provide that the Mortgagor shall not dissolve or liquidate upon the bankruptcy or dissolution of the sole member.

      (31) The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80% of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80% of the original principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (31) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loan); or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (i) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (ii) satisfies the provisions of either clause (A)(1) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2), including the proviso thereto. The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages) and, if such Mortgage Loan has been serviced in accordance with the terms of the Pooling and Servicing Agreement, as of the Closing Date, the related Mortgaged Property, if acquired by the Lower Tier REMIC in connection with the default or imminent default of such Mortgage Loan, would constitute "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, provided no leases were then entered that violated Section 856(e)(4)(A). Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

      (32) Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without the prior written consent of the holder of the Mortgage Loan, the property subject to the Mortgage, or any controlling interest therein, is directly or indirectly transferred or sold (except that it may provide for transfers by devise, descent or operation of law upon the death of a member, general partner or shareholder of a mortgagor and that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers of worn out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality, transfers of leases entered into in accordance with the Mortgage Loan documents, transfers to affiliates, transfers to family members for estate planning purposes, transfers among existing members, partners or shareholders in Mortgagor or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage Loan documents contain a "due on encumbrance" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if the property subject to the Mortgage or any controlling interest in the Mortgagor is further pledged or encumbered, unless the prior written consent of the holder of the Mortgage Loan is obtained (except that it may provide for assignments subject to the Mortgage Loan holder's approval of transferee, transfers to affiliates or transfers of passive interests so long as the key principals or general partner retains control). The Mortgage or Mortgage Note requires the Mortgagor to pay all reasonable out of pocket fees and expenses associated with securing the consent or approval of the holder of the Mortgage for a waiver of a "due on sale" or "due on encumbrance" clause or a defeasance provision. As of the Closing Date, the Seller holds no preferred equity interest in any Mortgagor and the Seller holds no mezzanine debt related to such Mortgaged Property.

      (33) Except with respect to the AB Mortgage Loans, each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

      (34) Each Mortgage Loan containing provisions for defeasance of mortgage collateral provides that: defeasance may not occur any earlier than two years after the Closing Date; and requires or provides (A) the replacement collateral consist of U.S. "government securities," within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an amount sufficient to make all scheduled payments under the Mortgage Note when due (up to the maturity date for the related Mortgage Loan, the Anticipated Repayment Date for ARD Loans or the date on which the Mortgagor may prepay the related Mortgage Loan without payment of any prepayment penalty); (B) the loan may be assumed by a Single Purpose Entity approved by the holder of the Mortgage Loan; (C) counsel provide an opinion that the trustee has a perfected security interest in such collateral prior to any other claim or interest; and (D) such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (i) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (ii) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note when due. Each Mortgage Loan containing provisions for defeasance provides that, in addition to any cost associated with defeasance, the related Mortgagor shall pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the Mortgage Loan (except as contemplated in paragraph (35) hereof). In addition, if the related Mortgage Loan permits defeasance, then the Mortgage Loan documents provide that the related Mortgagor shall (a) pay all reasonable fees associated with the defeasance of the Mortgage Loan and all other reasonable expenses associated with the defeasance, or (b) provide all opinions required under the related Mortgage Loan documents, and in the case of loans with an outstanding principal balance as of the Cut-off Date of $40,000,000 or greater, (i) a REMIC opinion and (ii) rating agency letters confirming that no downgrade or qualification shall occur as a result of the defeasance.

      (35) In the event that a Mortgage Loan is secured by more than one Mortgaged Property, then, in connection with a release of less than all of such Mortgaged Properties, a Mortgaged Property may not be released as collateral for the related Mortgage Loan unless, in connection with such release, an amount equal to not less than 125% of the Allocated Loan Amount for such Mortgaged Property is prepaid or, in the case of a defeasance, an amount equal to not less than 125% of the Allocated Loan Amount is defeased through the deposit of replacement collateral (as contemplated in paragraph (34) hereof) sufficient to make all scheduled payments with respect to such defeased amount, or such release is otherwise in accordance with the terms of the Mortgage Loan documents.

      (36) Each Mortgaged Property is owned by the related Mortgagor, except for Mortgaged Properties which are secured in whole or in a part by a Ground Lease and for out-parcels, and is used and occupied for commercial or multifamily residential purposes in accordance with applicable law.

      (37) In the event of casualty or destruction of the Mortgaged Property, any non-conformity with applicable zoning laws as of the origination date will not prohibit the Mortgaged Property from being restored or repaired in all material respects, to the use or structure at the time of such casualty, except for restrictions on its use or rebuildability for which (i) law and ordinance insurance coverage has been obtained in amounts consistent with the standards utilized by the Seller or (ii) an ALTA lender's title insurance policy or the equivalent as adopted in the applicable jurisdiction, insuring against such non-conformity.

      (38) Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the related Mortgagor under the Mortgage Loan. The Mortgage Loan was not originated for the sole purpose of financing the construction of incomplete improvements on the related Mortgaged Property.

      (39) No court of competent jurisdiction will determine in a final decree that fraud, with respect to the Mortgage Loans, has taken place on the part of the Seller or, to the Seller's actual knowledge, on the part of any originator, in connection with the origination of such Mortgage Loan.

      (40) If the related Mortgage or other Mortgage Loan documents provide for a grace period for delinquent Monthly Payments, such grace period is no longer than ten (10) days from the applicable payment date.

      (41) The following statements are true with respect to the related Mortgaged Property: (a) the Mortgaged Property is located on or adjacent to a dedicated road or has access to an irrevocable easement permitting ingress and egress and (b) the Mortgaged Property is served by public or private utilities, water and sewer (or septic facilities) appropriate for the use in which the Mortgaged Property is currently being utilized.

      (42) None of the Mortgage Loan documents contain any provision that expressly excuses the related borrower from obtaining and maintaining insurance coverage for acts of terrorism (provided that such insurance coverage is generally available at commercially reasonable rates and, in circumstances where such insurance is not expressly required, that any request on the part of the mortgagee that the related borrower maintain such insurance is reasonable). Each Mortgaged Property is insured by a "standard extended coverage" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from ) acts of terrorism.

      (43) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

      (44) In the case of each related Mortgaged Property that is operated as a hotel, to the Seller's knowledge as of the origination of the Mortgage Loan, the related Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar mortgage loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated.

Defined Terms:

The term "Allocated Loan Amount" shall mean, for each Mortgaged Property, the portion of principal of the related Mortgage Loan allocated to such Mortgaged Property for certain purposes (including determining the release prices of properties, if permitted) under such Mortgage Loan as set forth in the related loan documents. There can be no assurance, and it is unlikely, that the Allocated Loan Amounts represent the current values of individual Mortgaged Properties, the price at which an individual Mortgaged Property could be sold in the future to a willing buyer or the replacement cost of the Mortgaged Properties.

The term "Anticipated Repayment Date" shall mean the date on which all or substantially all of any Excess Cash Flow is required to be applied toward prepayment of the related Mortgage Loan and on which any such Mortgage Loan begins accruing Excess Interest.

The term "ARD Loan" shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

The term "Environmental Site Assessment" shall mean a Phase I environmental report meeting the requirements of the American Society for Testing and Materials and being generally consistent with assessments of environmental hazards undertaken by the Seller for similar properties, as of the date of such assessment, and, if in accordance with customary industry standards a reasonable lender would require it, a Phase II environmental report, each prepared by an independent licensed third party professional experienced in environmental matters.

The term "Excess Cash Flow" shall mean the cash flow from the Mortgaged Property securing an ARD Loan after payments of interest (at the Mortgage Interest Rate) and principal (based on the amortization schedule), and (a) required payments for the tax and insurance fund and ground lease escrows fund, (b) required payments for the monthly debt service escrows, if any, (c) payments to any other required escrow funds and (d) payment of operating expenses pursuant to the terms of an annual budget approved by the Servicer and discretionary (lender approved) capital expenditures.

The term "Excess Interest" shall mean any accrued and deferred interest on an ARD Loan in accordance with the following terms. Commencing on the respective Anticipated Repayment Date each ARD Loan (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan) generally will bear interest at a fixed rate (the "Revised Rate") per annum equal to the Mortgage Interest Rate plus a percentage specified in the related Mortgage Loan documents. Until the principal balance of each such Mortgage Loan has been reduced to zero (pursuant to its existing terms or a unilateral option, as defined in Treasury Regulations under Section 1001 of the Code, in the Mortgage Loans exercisable during the term of the Mortgage Loan), such Mortgage Loan will only be required to pay interest at the Mortgage Interest Rate and the interest accrued at the excess of the related Revised Rate over the related Mortgage Interest Rate will be deferred (such accrued and deferred interest and interest thereon, if any, is "Excess Interest").

            The term "in reliance on" shall mean that:

                  (a) the Seller has examined and relied in whole or in part upon one or more of the specified documents or other information in connection with a given representation or warranty;

                  (b) that the information contained in such document or
            otherwise obtained by the Seller appears on its face to be consistent in all material respects with the substance of such representation or warranty;

                  (c) the Seller's reliance on such document or other
            information is consistent with the standard of care exercised by prudent lending institutions originating commercial mortgage loans; and

                  (d) although the Seller is under no obligation to verify
            independently the information contained in any document specified as being relied upon by it, the Seller believes the information contained therein to be true, accurate and complete in all material respects and has no actual knowledge of any facts or circumstances which would render reliance thereon unjustified without further inquiry.

The term "Mortgage Interest Rate" shall mean the fixed rate of interest per annum that each Mortgage Loan bears as of the Cut-off Date.

            The term "Permitted Encumbrances" shall mean:

                  (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

                  (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record acceptable to mortgage lending institutions generally and referred to in the related mortgagee's title insurance policy;

                  (c) other matters to which like properties are commonly
            subject, and

                  (d) the rights of tenants, as tenants only, whether under
            ground leases or space leases at the Mortgaged Property.

                  which together do not materially and adversely affect the
            related Mortgagor's ability to timely make payments on the related Mortgage Loan, which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, for the use currently being made, the operation as currently being operated, enjoyment, value or marketability of such Mortgaged Property, provided, however, that, for the avoidance of doubt, Permitted Encumbrances shall exclude all pari passu, second, junior and subordinated mortgages but shall not exclude mortgages that secure Mortgage Loans that are cross-collateralized with other Mortgage Loans.

Other. For purposes of these representations and warranties, the term "to the Seller's knowledge" shall mean that no officer, employee or agent of the Seller responsible for the underwriting, origination or sale of the Mortgage Loans or of any servicer responsible for servicing the Mortgage Loan on behalf of the Seller, believes that a given representation or warranty is not true or is inaccurate based upon the Seller's reasonable inquiry and during the course of such inquiry, no such officer, employee or agent of the Seller or such servicer has obtained any actual knowledge of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate. Furthermore, all information contained in documents which are part of or required to be part of a Mortgage File shall be deemed to be within the Seller's knowledge. For purposes of these representations and warranties, the term "to the Seller's actual knowledge" shall mean that an officer, employee or agent of the Seller responsible for the underwriting, origination and sale of the Mortgage Loans does not actually know of any facts or circumstances that would cause such person to believe that such representation or warranty was inaccurate.

                                    EXHIBIT C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                               JPMCC 2007 - LDP11
                          Exceptions to Representations

Representation #(4)

Loan Number            Loan Name                                  Description of Exception
39                     Carespring Portfolio                       The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note), a Fixed Rate A-2 Note and a Fixed Rate A-3
                                                                  Note (each of which is pari passu with the Mortgage Loan and is not included in the trust fund).

115                    Four Points by Sheraton                    The Mortgaged Property secures the Mortgage Loan and a B-Note held by CBA-Mezzanine Capital Finance, LLC.

114                    Wayne State University                     The Mortgaged Property secures the Mortgage Loan and a B-Note held by CBA-Mezzanine Capital Finance, LLC.

6                      Franklin Mills                             The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note) and a Fixed Rate A-2 Note (which is pari passu with the Mortgage Loan and is not included in the
                                                                  trust fund).

Representation #(6)

Loan Number            Loan Name                                  Description of Exception
131                    Westview Commons I                         The Mortgaged Loan is structured as an indemnity deed of trust
                                                                  ("IDOT"), under which the Mortgage Note is secured by an
                                                                  indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property.  The guarantor of the
                                                                  Mortgage Note owns the Mortgaged Property and thus has an
                                                                  interest in the lease payments.

79                     Mission Eagle Point                        The Mortgage Loan is structured as a Delaware statutory trust.
                                                                  As part of that structure, the Mortgagor has master leased the
                                                                  Mortgaged Property to an affiliate entity.  The master lessee subleases the property to the ultimate tenants of the Mortgaged
                                                                  Property.  The master lease is subordinate to the Mortgage Loan.

39                     Carespring Portfolio                       The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note), a Fixed Rate A-2 Note and a Fixed Rate A-3
                                                                  Note (each of which is pari passu with the Mortgage Loan and is not included in the trust fund).

6                      Franklin Mills                             The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note) and a Fixed Rate A-2 Note (which is pari passu with the Mortgage Loan and is not included in the trust fund).

50                     Lee DeForest Drive Center                  The Mortgaged Loan is structured as an indemnity deed of trust
                                                                  ("IDOT"), under which the Mortgage Note is secured by an
                                                                  indemnity guaranty, which indemnity guaranty is secured by the fee interest in the Mortgaged Property.  The guarantor of the
                                                                  Mortgage Note owns the Mortgaged Property and thus has an
                                                                  interest in the lease payments.

Representation #(7)

Loan Number            Loan Name                                  Description of Exception
131                    Westview Commons I                         Because the Mortgage Loan is structured for tax purposes as an
                                                                  IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged Property instead of the related Mortgagor.

50                     Lee DeForest Drive Center                  Because the Mortgage Loan is structured for tax purposes as an
                                                                  IDOT, the guarantor of the Mortgage Note is the owner of the related Mortgaged Property instead of the related Mortgagor.

Representation #(10(i))

Loan Number            Loan Name                                  Description of Exception
182                    BRECO Building                             There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                                                                  There is no individual or entity other than the Mortgagor who is
125                    Sunset Ridge Apartments                    liable for the environmental non-recourse carveouts.

130                    Town Sports International - Newton, MA     The environmental indemnity contains a 3 year sunset provision.

225                    Spiral Plaza                               In order to comply with Kentucky law, which imposes certain limits on guarantor liability, the liability in the guaranty related to the Mortgage Loan has been capped at $10,500,000 (3 times the original loan amount), subject to adjustment for interest and reasonable attorneys' fees.

58                     Washington Commons                         The environmental indemnity contains a 3 year sunset provision.

80                     Colonial Bank Plaza                        There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

86                     Burns Medical Office                       There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

169                    The Farrington                             There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

134                    Shadow Oaks                                There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

141                    The Preakness                              There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

34                     Kenley Apartments                          There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

73                     Sandcastle Apartments                      There is no individual or entity other than the Mortgagor who is liable for the environmental non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

6                      Franklin Mills                             There is no individual or entity other than the Mortgagor who is liable for the non-recourse carveouts.

                                                                  The environmental indemnity contains a 0 year sunset provision.

94                     Worthington on the Beltway                 All non-recourse carveouts are limited solely to the actions of each co-Mortgagor.  Additionally, four of the twelve
                                                                  co-Mortgagors are self directed individual retirement account funds and did not execute guaranties for the non-recourse
                                                                  carveouts.

Representation #(10(iii))

     Loan Number                       Loan Name                                       Description of Exception
         131           Westview Commons I                         The Mortgage Loan is structured as an IDOT, and while the related
                                                                  Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

         50            Lee DeForest Drive Center                  The Mortgage Loan is structured as an IDOT, and while the related
                                                                  Mortgagor was the maker of the Mortgage Note, the Mortgage was given by the indemnity guarantor.

Representation #(10(iv))

Loan Number            Loan Name                                  Description of Exception
169                    The Farrington                             The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to accept the current all-risk insurance coverage amounts.

134                    Shadow Oaks                                The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to accept the current all-risk insurance coverage amounts.

141                    The Preakness                              The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to accept the current all-risk insurance coverage amounts and to provide the Mortgagor with the option of providing a letter of credit in lieu of the cash held for the tax adjustment escrow.

34                     Kenley Apartments                          The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to accept the current all-risk insurance coverage amounts.

73                     Sandcastle Apartments                      The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to accept the current all-risk insurance coverage amounts.

6                      Franklin Mills                             The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to delete certain substitutions provisions.

23                     625 Broadway                               The terms of the respective Mortgage Loan documents were modified after May 22, 2007 to include additional provisions regarding the letters of credit.

Representation #(12)

Loan Number            Loan Name                                  Description of Exception
130                    Town Sports International - Newton, MA     The Mortgagor may obtain a release of an individual Mortgaged
                                                                  Property by substituting its interest in other properties as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.


160                    Tramz Hampton Inn - Greenville             The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Greenville Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

187                    Tramz Hampton Inn - Greensboro             The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Greensboro Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

196                    Tramz Hampton Inn - Syracuse               The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Syracuse Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

167                    Tramz Hampton Inn - Amarillo               The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Amarillo Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

184                    Tramz Hampton Inn - Eden Prairie           The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Eden Prairie Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

177                    Tramz Hampton Inn - San Antonio            The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  San Antonio Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

181                    Tramz Hampton Inn - Albuquerque            The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Albuquerque Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

31                     The Mill                                   Each of the planned community units at the Mortgaged Property may be released from the lien of the Mortgage upon defeasance of an amount equal to 115% of the allocated loan amount.

39                     Carespring Portfolio                       Each Carespring Portfolio property may be released from the lien of the Mortgage upon defeasance of an amount equal to 125% of the allocated loan amount; provided however, in the event a casualty affects the defeased property, the affected property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

Representation #(16)

Loan Number            Loan Name                                  Description of Exception
5; 94; 216; 193; 73    5 Penn Plaza; Worthington on the           The respective Mortgaged Properties are legally nonconforming due
                       Beltway; Las Colinas Office; The           to deficient parking.
                       Executive Building - Cin. Oh; Sandcastle
                       Apartments

242                    1550 North Congress                        The Mortgaged Property is nonconforming due to deficient parking and a density violation; however, there is law and ordinance coverage.

27                     Brooklyn/Queens Industrial Portfolio       The Mortgaged Property is illegally nonconforming due to certain signs or billboards that do not comply with applicable zoning laws.  However, law and ordinance coverage is in place and the mortgagee has a recourse carveout up to the amount of income attributable to the signs or billboards.

Representation #(17)

Loan Number            Loan Name                                  Description of Exception
86                     Burns Medical Office                       As of the date of origination, the related Mortgaged Property was part of a larger tax parcel.  Pursuant to an undelivered items letter, the Mortgagor has agreed to obtain a separate tax
                                                                  identification number for the Mortgaged Property within 14 days of origination.

224                    170 Post Road                              There is an outstanding sewer lien on the Mortgaged Property.
                                                                  The Mortgagor is on a monthly payment plan and the title policy has insured that payments are current through the date of the policy.

Representation #(19(i))

Loan Number            Loan Name                                  Description of Exception
225; 183; 168; 36;     Spiral Plaza; Crosssgate Center; Ashley    The mortgagee waived escrows for immediate repairs in an amount
231; 242; 134; 169;    Furniture; Swedesford Plaza; Academy       of less than $5,000 recommended by the property condition report.
141                    Sports Houston; 1550 North Congress;
                       Shadow Oaks; The Farrington; The
                       Preakness

23                     625 Broadway                               The mortgagee waived escrows for immediate repairs in the amount of $17,550 recommended by the property condition report.

215                    1140-1160 Parsippany Boulevard             The mortgagee waived escrows for immediate repairs in the amount of $5,594 recommended by the property condition report.

216                    Las Colinas Office                         The mortgagee waived escrows for immediate repairs in the amount of $15,700 recommended by the property condition report.

Representation #(19(ii))

Loan Number            Loan Name                                  Description of Exception
224                    170 Post Road                              There is a proceeding pending for the partial condemnation of the
                                                                  Mortgaged Property for a proposed utility easement.

Representation #(20(iii))

Loan Number            Loan Name                                  Description of Exception
129                    Orpheum Towers Apartments                  The mortgagee must obtain the ground lessor's consent before further assigning the ground lease.

Representation #(21(ii))

Loan Number            Loan Name                                  Description of Exception
5                      5 Penn Plaza                               The Environmental Site Assessment recommended the implementation of an asbestos operations and maintenance plan ("O&M Plan"), but it was not executed prior to closing.

215                    1140-1160 Parsippany Boulevard             The Environmental Site Assessment recommended the implementation of a Water and Mold Response Plan and the Mortgagor is required to implement this plan within 90 days of origination.

186                    Falls Parc Apartments                      The Environmental Site Assessment recommends that environmental sampling events at the adjacent landfill should be regularly monitored to determine if methane gas levels or volatile organic carbon ("VOC") levels in groundwater change. If an increase of methane gas or VOC levels occurs, additional subsurface
                                                                  investigation on the Mortgaged Property may be warranted.

31                     The Mill                                   The Environmental Site Assessment recommends that groundwater monitoring, as currently conducted at the Mortgaged Property be continued in order to obtain the apparent closure required by the
                                                                  Connecticut Department of Environmental Protection.

Representation #(21(iv))

Loan Number            Loan Name                                  Description of Exception
130                    Town Sports International - Newton, MA     The environmental indemnity contains a 3 year sunset provision.

58                     Washington Commons                         The environmental indemnity contains a 3 year sunset provision.

131                    Westview Commons I                         This loan is secured by an IDOT.  The indemnity guarantor and not the Mortgagor, is required to comply with environmental laws and regulations.

169                    The Farrington                             The environmental indemnity contains a 0 year sunset provision.

134                    Shadow Oaks                                The environmental indemnity contains a 0 year sunset provision.

141                    The Preakness                              The environmental indemnity contains a 0 year sunset provision.

34                     Kenley Apartments                          The environmental indemnity contains a 0 year sunset provision.

73                     Sandcastle Apartments                      The environmental indemnity contains a 0 year sunset provision.

50                     Lee DeForest Drive Center                  This loan is secured by an IDOT.  The indemnity guarantor and not the Mortgagor, is required to comply with environmental laws and regulations.

6                      Franklin Mills                             The environmental indemnity contains a 0 year sunset provision.

Representation #(22)

Loan Number            Loan Name                                  Description of Exception
129                    Orpheum Towers Apartments                  Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $5,000.

182                    BRECO Building                             Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $1,000.

27                     Brooklyn/Queens Industrial Portfolio       Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $5,000.

                                                                  The Mortgagor is required to carry Insurance Policies having a claims paying ability rating of "A" or better (and the equivalent thereof); provided, however, that (i) the first layer of coverage under such insurance will be provided by carriers with a minimum financial strength rating by S&P of "A" or better; (ii) 60% (75%
                                                                  if there are four or fewer members in the syndicate) of the aggregate limits under such Insurance Policies must be provided by carriers with a minimum financial strength rating from S&P of
                                                                  "A" or better and (iii) the financial strength rating from S&P for each carrier in the syndicate should be at least "BBB".

95                     BB Mini Storage Portfolio                  The Mortgage Loan documents provide for a windstorm deductible of
                                                                  5% of the insured value of the Mortgaged Property.

209                    Florida City-Extra Space Storage           Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $5,000.

                                                                  The Mortgage Loan documents provide for a windstorm deductible of
                                                                  5% of the insured value of the Mortgaged Property.

140                    Hunter's Crossing                          Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $5,000.

108                    Rancho Fiesta                              Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $1,000.

215                    1140-1160 Parsippany Boulevard             Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $20,000.

231                    Academy Sports Houston                     Subject to the satisfaction of certain conditions, Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 and comprehensive commercial general liability insurance with a deductible that does not exceed $250,000.

212                    Academy Sports San Antonio                 Subject to the satisfaction of certain conditions, Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 and comprehensive commercial general liability insurance with a deductible that does not exceed $250,000.

203                    Best Buy-Wichita Falls                     Best Buy, the sole tenant at the Mortgaged Property, is permitted to self insure.

39                     Carespring Portfolio                       Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $50,000.

97                     Westwood Plaza                             Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $2,500.

211                    Pecan Mannor                               Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $2,500.

201                    Winston Square                             Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $2,500.

155                    Spanish Spur                               Mortgagor may maintain comprehensive commercial general liability insurance with a deductible that does not exceed $2,500.

169                    The Farrington                             So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of certain other conditions,
                                                                  Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 per claim and $200,000 in the aggregate per annum and comprehensive commercial general liability
                                                                  insurance with a deductible that does not exceed $10,000.

                                                                  The all-risk coverage is an amount that is less than the lesser of: (i) the full replacement cost (as established by the
                                                                  insurable value of the Mortgaged Property set forth in the appraisal) and (ii) the outstanding principal balance of the related Mortgage Loan.  However, the Mortgaged Property is comprised of 26 individual low rise buildings and the all-risk policy covers in excess of 100% of the insurable value of each building (taken individually) on the Mortgaged Property under a blanket policy.  The blanket limit is sufficient to cover several
                                                                  (but not all) buildings if completely destroyed from a single event.  Each building is physically separated from other
                                                                  buildings on the Mortgaged Property.

                                                                  The insurance carrier for the first layer of the all-risk
                                                                  coverage, US Fire Insurance Company, which has a rating of "BBB"
                                                                  by S&P and "A-:XIII" by A.M. Best, does not satisfy the required rating of "A-" by S&P and "A:VIII" by A.M. Best.

134                    Shadow Oaks                                So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of certain other conditions,
                                                                  Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 per claim and $200,000 in the aggregate per annum and comprehensive commercial general liability
                                                                  insurance with a deductible that does not exceed $10,000.

                                                                  The all-risk coverage is an amount that is less than the lesser of: (i) the full replacement cost (as established by the
                                                                  insurable value of the Mortgaged Property set forth in the appraisal) and (ii) the outstanding principal balance of the related Mortgage Loan.  However, the Mortgaged Property is comprised of 14 individual low rise buildings and the all-risk policy covers in excess of 100% of the insurable value of each building (taken individually) on the Mortgaged Property under a blanket policy.  The blanket limit is sufficient to cover several
                                                                  (but not all) buildings if completely destroyed from a single event.  Each building is physically separated from other
                                                                  buildings on the Mortgaged Property.

                                                                  The insurance carrier for the first layer of the all-risk
                                                                  coverage, US Fire Insurance Company, which has a rating of "BBB"
                                                                  by S&P and "A-:XIII" by A.M. Best, does not satisfy the required rating of "A-" by S&P and "A:VIII" by A.M. Best.

141                    The Preakness                              So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of certain other conditions,
                                                                  Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 per claim and $200,000 in the aggregate per annum and comprehensive commercial general liability
                                                                  insurance with a deductible that does not exceed $10,000.

                                                                  The Mortgage Loan documents provide for a windstorm deductible of
                                                                  2% of the insured value of the Mortgaged Property.

                                                                  The insurance carrier for the first layer of the all-risk
                                                                  coverage, US Fire Insurance Company, which has a rating of "BBB"
                                                                  by S&P and "A-:XIII" by A.M. Best, does not satisfy the required rating of "A-" by S&P and "A:VIII" by A.M. Best.

34                     Kenley Apartments                          So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of certain other conditions,
                                                                  Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 per claim and $200,000 in the aggregate per annum and comprehensive commercial general liability
                                                                  insurance with a deductible that does not exceed $10,000.

                                                                  The all-risk coverage is an amount that is less than the lesser of: (i) the full replacement cost (as established by the
                                                                  insurable value of the Mortgaged Property set forth in the appraisal) and (ii) the outstanding principal balance of the related Mortgage Loan.  However, the Mortgaged Property is comprised of 20 individual low rise buildings and the all-risk policy covers in excess of 100% of the insurable value of each building (taken individually) on the Mortgaged Property under a blanket policy.  The blanket limit is sufficient to cover several
                                                                  (but not all) buildings if completely destroyed from a single event.  Each building is physically separated from other
                                                                  buildings on the Mortgaged Property.

                                                                  The insurance carrier for the first layer of the all-risk
                                                                  coverage, US Fire Insurance Company, which has a rating of "BBB"
                                                                  by S&P and "A-:XIII" by A.M. Best, does not satisfy the required rating of "A-" by S&P and "A:VIII" by A.M. Best.

73                     Sandcastle Apartments                      So long as the Mortgagor maintains a cash escrow account and subject to the satisfaction of certain other conditions,
                                                                  Mortgagor may maintain all-risk insurance with a deductible that does not exceed $100,000 per claim and $200,000 in the aggregate per annum and comprehensive commercial general liability
                                                                  insurance with a deductible that does not exceed $10,000.

                                                                  The all-risk coverage is an amount that is less than the lesser of: (i) the full replacement cost (as established by the
                                                                  insurable value of the Mortgaged Property set forth in the appraisal) and (ii) the outstanding principal balance of the related Mortgage Loan.  However, the Mortgaged Property is comprised of 35 individual low rise buildings and the all-risk policy covers in excess of 100% of the insurable value of each building (taken individually) on the Mortgaged Property under a blanket policy.  The blanket limit is sufficient to cover several
                                                                  (but not all) buildings if completely destroyed from a single event.  Each building is physically separated from other
                                                                  buildings on the Mortgaged Property.

                                                                  Due to the location of the Mortgaged Property, windstorm
                                                                  insurance is covered under the Texas windstorm pool ("Program").
                                                                  Pursuant to the Program, the deductible is $1,000 per building and if the Mortgagor obtains insurance outside of the Program, the deductible is capped at $25,000.

                                                                  The insurance carrier for the first layer of the all-risk
                                                                  coverage, US Fire Insurance Company, which has a rating of "BBB"
                                                                  by S&P and "A-:XIII" by A.M. Best, does not satisfy the required rating of "A-" by S&P and "A:VIII" by A.M. Best.

6                      Franklin Mills                             Mortgagor may maintain all-risk insurance with a deductible that does not exceed $250,000.

                                                                  The Mortgagor is required to carry Insurance Policies from carriers having a claims-paying ability rating of "A" or better
                                                                  (or the equivalent thereof) by at least two (2) of the rating agencies rating the Certificates, or, if only one rating agency is rating the Certificates, then only by such rating agency;
                                                                  provided, however, that if insurance is provided by a syndicate, the insurers will be acceptable if:  (i) the first layer of coverage under such insurance will be provided by carriers with a minimum financial strength rating by S&P of "A" or better; (ii)
                                                                  60% (75% if there are four or fewer members in the syndicate) of the aggregate limits under such Insurance Policies must be provided by carriers with a minimum financial strength rating from S&P of "A" or better and (iii) the financial strength rating from S&P for each carrier in the syndicate should be at least
                                                                  "BBB".

                       All Loans                                  Although the Mortgage Loan Documents require comprehensive general liability insurance consistent with this representation and warranty, as of the date hereof, the mortgagee has not received evidence of the endorsement necessary to include it as an additional insured.  At closing, the mortgagee accepted evidence of comprehensive commercial general liability insurance and its inclusion as an additional insured on standard Accord form 25 or other similar forms.

Representation #(24)

Loan Number            Loan Name                                  Description of Exception
36                     Swedesford Plaza                           The Mortgagor is a potential defendant in an existing lawsuit to which Quizno's, a tenant at the Mortgaged Property, filed suit against Swedesford Plaza Associates, LP, the previous owner of the Mortgaged Property, alleging a breach of an exclusivity provision in its lease.  The guarantor is responsible for any reduction in Quizno's rent under the existing lease as a result of the lawsuit and costs incurred by the Mortgagor (including any monetary judgment) in defending the lawsuit.  Additionally,
                                                                  Swedesford Plaza Associates, LP, the seller of the Mortgaged
                                                                  Property, has executed an indemnification agreement with the
                                                                  Mortgagor.

224                    170 Post Road                              There is a proceeding pending for the partial condemnation of the
                                                                  Mortgaged Property for a proposed utility easement.

Representation #(27)

Loan Number            Loan Name                                  Description of Exception
131                    Westview Commons I                         This loan is secured by an IDOT.  The indemnity guarantor and not the Mortgagor, is required to provide financial information to the mortgagee.

50                     Lee DeForest Drive Center                  This loan is secured by an IDOT.  The indemnity guarantor and not the Mortgagor, is required to provide financial information to the mortgagee.

Representation #(30)

Loan Number            Loan Name                                  Description of Exception
108                    Rancho Fiesta                              Although the Mortgagor is otherwise a special purpose entity, it is permitted to own mobile homes and the commercial paper that would secure the mobile homes in the event of their sale.

27                     Brooklyn/Queens Industrial Portfolio       The Mortgage Loan has an original principal balance of
                                                                  $40,000,000 or more; however, a non-consolidation opinion was not delivered at origination.

Representation #(32)

Loan Number            Loan Name                                  Description of Exception
129                    Orpheum Towers Apartments                  Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

178                    Hidden Park Apartments                     Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

55                     Cinemark Valley View                       Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

125                    Sunset Ridge Apartments                    Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

130                    Town Sports International - Newton, MA     Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

5                      5 Penn Plaza                               Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

58                     Washington Commons                         Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                                  Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

64                     Shoppes of Victoria Park                   Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

41                     Embassy Suites Hotel & Executive Meeting   Subject to the satisfaction of certain conditions, transfers to
                       Center                                     affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                                  The direct owner of 100% of the Mortgagor has pledged its
                                                                  ownership interests in the Mortgagor to secure a mezzanine loan held by Allied Capital Corporation.  If such entity defaults on the mezzanine loan, the interests in such direct owner will be transferred to such mezzanine lender.

140                    Hunter's Crossing                          Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

108                    Rancho Fiesto                              Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

131                    Westview Commons I                         Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

79                     Mission Eagle Point                        Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

23                     625 Broadway                               The direct owner of 100% of the Mortgagor has pledged its
                                                                  ownership interests in the Mortgagor to secure a mezzanine loan held by JPMorgan Chase Bank, N.A.  If such entity defaults on the mezzanine loan, the interests in such direct owner will be transferred to such mezzanine lender.

199                    Harbin Springs Apartments                  Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

168                    Ashley Furniture                           The direct owner of 100% of the Mortgagor has pledged its
                                                                  ownership interests in the Mortgagor to secure a mezzanine loan held by National Retail Properties, Inc.  If such entity defaults on the mezzanine loan, the interests in such direct owner will be transferred to such mezzanine lender.

158                    Academy Sports Round Rock                  Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

203                    Best Buy-Wichita Falls                     Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

39                     Carespring Portfolio                       Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

115                    Four Points by Sheraton                    Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

169                    The Farrington                             In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the
                                                                  Mortgagor has a one time right to incur additional debt secured by the Mortgaged Property.

134                    Shadow Oaks                                In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the
                                                                  Mortgagor has a one time right to incur additional debt secured by the Mortgaged Property.

141                    The Preakness                              In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the
                                                                  Mortgagor has a one time right to incur additional debt secured by the Mortgaged Property.

34                     Kenley Apartments                          In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the
                                                                  Mortgagor has a one time right to incur additional debt secured by the Mortgaged Property.

73                     Sandcastle Apartments                      In conjunction with the Mortgagor financing the transfer and assumption of the Mortgage Loan and Mortgaged Property and subject to the satisfaction of certain other conditions, the
                                                                  Mortgagor has a one time right to incur additional debt secured by the Mortgaged Property.

6                      Franklin Mills                             Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

                                                                  Subject to the satisfaction of certain criteria, the Mortgage
                                                                  Loan documents allow members of the Mortgagor the right to pledge their interests in the Mortgagor to secure a mezzanine loan pursuant to the security instrument.

26                     Greenway Station                           Subject to the satisfaction of certain conditions, transfers to affiliates and other entities or individuals are permitted pursuant to the Mortgage Loan documents.

Representation #(33)

Loan Number            Loan Name                                  Description of Exception
39                     Carespring Portfolio                       The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note), a Fixed Rate A-2 Note and a Fixed Rate A-3
                                                                  Note (each of which is pari passu with the Mortgage Loan and is not included in the trust fund).

6                      Franklin Mills                             The Mortgaged Property secures the Mortgage Loan (consisting of a
                                                                  Fixed Rate A-1 Note) and a Fixed Rate A-2 Note (which is pari passu with the Mortgage Loan and is not included in the trust fund).

Representation #(35)

Loan Number            Loan Name                                  Description of Exception
130                    Town Sports International - Newton, MA     The Mortgagor may obtain a release of an individual Mortgaged
                                                                  Property by substituting its interest in other properties as collateral during the term of the Mortgage Loan, subject to certain conditions as set forth in the related Mortgage Loan documents.

187                    Tramz Hampton Inn - Greensboro             The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Greensboro Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

160                    Tramz Hampton Inn - Greenville             The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Greenville Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

196                    Tramz Hampton Inn - Syracuse               The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Syracuse Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 100% of the allocated loan amount.

167                    Tramz Hampton Inn - Amarillo               The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Amarillo Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

184                    Tramz Hampton Inn - Eden Prairie           The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Eden Prairie Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

177                    Tramz Hampton Inn - San Antonio            The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  San Antonio Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

181                    Tramz Hampton Inn - Albuquerque            The Tramz Hampton Inn - Greensboro Mortgage Loan, Tramz Hampton
                                                                  Inn - Greenville Mortgage Loan, Tramz Hampton Inn- Syracuse
                                                                  Mortgage Loan, Tramz Hampton Inn - Amarillo Mortgage Loan, Tramz
                                                                  Hampton Inn - Eden Prairie Mortgage Loan, Tramz Hampton Inn - San
                                                                  Antonio Mortgage Loan and Tramz Hampton Inn - Albuquerque
                                                                  Mortgage Loan are cross collateralized.  The Tramz Hampton Inn -
                                                                  Albuquerque Mortgage Loan may be released from the cross
                                                                  collateralization provisions upon defeasance of an amount equal to 120% of the allocated loan amount.  Of the 120%, 20% shall be used to partially defease the mortgage loan, that is still subject to the cross collateralization provisions, with the lowest debt service coverage ratio at the time of partial
                                                                  defeasance.

31                     The Mill                                   Each of the planned community units at the Mortgaged Property may be released from the lien of the Mortgage upon defeasance of an amount equal to 115% of the allocated loan amount.

39                     Carespring Portfolio                       Each Carespring Portfolio property may be released from the lien of the Mortgage upon defeasance of an amount equal to 125% of the allocated loan amount; provided however, in the event a casualty affects the defeased property, the affected property may be released from the lien of the Mortgage upon defeasance of an amount equal to 110% of the allocated loan amount.

Representation #(36)

Loan Number            Loan Name                                  Description of Exception
131                    Westview Commons I                         Because the Mortgage Loan is structured for tax purposes as an
                                                                  IDOT, the indemnity guarantor of the IDOT owns the related
                                                                  Mortgaged Property instead of the related Mortgagor.

50                     Lee DeForest Drive Center                  Because the Mortgage Loan is structured for tax purposes as an
                                                                  IDOT, the indemnity guarantor of the IDOT owns the related
                                                                  Mortgaged Property instead of the related Mortgagor.

Representation #(37)

     Loan Number                       Loan Name                                       Description of Exception
 5; 94; 216; 193; 73   5 Penn Plaza; Worthington on the           The respective Mortgaged Properties are legally nonconforming due
                       Beltway; Las Colinas Office; The           to deficient parking.
                       Executive Building - Cin. Oh; Sandcastle
                       Apartments
                                                                  The Mortgaged  Property is nonconforming  due to deficient parking
         242           1550 North Congress                        and a  density  violation;  however,  there  is law and  ordinance coverage.

                                                                  The Mortgaged  Property is illegally  nonconforming due to certain
         27            Brooklyn/Queens Industrial Portfolio       signs or  billboards  that do not comply  with  applicable  zoning laws.  However,  law and  ordinance  coverage  is in place and the mortgagee  has a  recourse  carveout  up to the  amount  of income attributable to the signs or billboards.

Representation #(42)

Loan Number            Loan Name                                  Description of Exception
108                    Rancho Fiesta                              Terrorism insurance premiums are capped at 200% of the cost of all-risk insurance.

27                     Brooklyn/Queens Industrial Portfolio       Terrorism insurance premiums are capped at $60,000 per year, subject to annual increases based on the Consumer Price Index.

23                     625 Broadway                               Terrorism insurance premiums are capped at $75,000 per year, subject to annual increases based on the Consumer Price Index.

215                    1140-1160 Parsippany Boulevard             Terrorism insurance premiums are capped at $15,000 per year, subject to annual increases based on the Consumer Price Index.

39                     Carespring Portfolio                       Terrorism insurance premiums are capped at $85,000 per year.

97                     Westwood Plaza                             Terrorism insurance premiums are capped at $27,000 per year.

211                    Pecan Manor                                Terrorism insurance premiums are capped at $10,000 per year.

201                    Winston Square                             Terrorism insurance premiums are capped at $11,000 per year.

155                    Spanish Spur                               Terrorism insurance premiums are capped at $15,000 per year.

169                    The Farrington                             Terrorism insurance premiums are capped at $5,500 per year.

134                    Shadow Oaks                                Terrorism insurance premiums are capped at $6,000 per year.

141                    The Preakness                              Terrorism insurance premiums are capped at $8,000 per year.

34                     Kenley Apartments                          Terrorism insurance premiums are capped at $30,000 per year.

73                     Sandcastle Apartments                      Terrorism insurance premiums are capped at $16,000 per year.

26                     Greenway Station                           Terrorism insurance premiums are capped at $115,000 per year, subject to annual increases based on the Consumer Price Index.

Representation #(44)

Loan Number            Loan Name                                  Description of Exception
115                    Four Points by Sheraton                    At origination, the Mortgaged Property did not have a liquor license.  However, the Mortgage Loan documents require that a liquor license be obtained within 60 days of origination and in the event that the franchise agreement is terminated due to the
                                                                  Mortgagor's failure to obtain a liquor license, it creates a recourse obligation of the guarantors.

                                    EXHIBIT D

                          FORM OF OFFICER'S CERTIFICATE

            I, [______], a duly appointed, qualified and acting [______] of [___________], a [________] [______] (the "Company"), hereby certify on behalf of the Company as follows:

            1.____I have examined the Mortgage Loan Purchase Agreement, dated as of July 1, 2007 (the "Agreement"), between the Company and J.P. Morgan Chase Commercial Mortgage Securities Corp., and all of the representations and warranties of the Company under the Agreement are true and correct in all material respects on and as of the date hereof (or, in the case of any particular representation or warranty set forth on Exhibit B to the Agreement, as of such other date provided for in such representation or warranty) with the same force and effect as if made on and as of the date hereof, subject to the exceptions set forth in the Agreement (including Exhibit C thereto).

            2. The Company has complied with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which, with notice or the passage of time or both, would constitute a default under the Agreement.

            3. I have examined the information regarding the Mortgage Loans in the Prospectus, dated March 9, 2007, as supplemented by the Prospectus Supplement, dated June 28, 2007 (collectively, the "Prospectus"), relating to the offering of the Class A-1, Class A-2, Class A-2FL, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D, Class E and Class F Certificates, the Private Placement Memorandum, dated June 28, 2007 (the "Privately Offered Certificate Private Placement Memorandum"), relating to the offering of the Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class T and Class NR Certificates, and the Residual Private Placement Memorandum, dated June 28, 2007 (together with the Privately Offered Certificate Private Placement Memorandum, the "Private Placement Memoranda"), relating to the offering of the Class R and Class LR Certificates, and nothing has come to my attention that would lead me to believe that the Prospectus, as of the date of the Prospectus Supplement or as of the date hereof, or the Private Placement Memoranda, as of the date of the Private Placement Memoranda or as of the date hereof, included or includes any untrue statement of a material fact relating to the Mortgage Loans or omitted or omits to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading.

            Capitalized terms used herein without definition have the meanings given them in the Agreement.

                    [SIGNATURE APPEARS ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, I have signed my name this ___ day of July, 2007.

                                       By:____________________________________
                                          Name:
                                          Title:

                                   SCHEDULE I

 MORTGAGE LOANS FOR WHICH A LENDER'S ENVIRONMENTAL POLICY WAS OBTAINED IN LIEU
                       OF AN ENVIRONMENTAL SITE ASSESSMENT

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph number set forth below.

None.

                                   SCHEDULE II

                       MORTGAGED PROPERTY FOR WHICH OTHER
                      ENVIRONMENTAL INSURANCE IS MAINTAINED

Reference is made to the Representations and Warranties set forth in Exhibit B attached hereto corresponding to the Paragraph numbers set forth below:

None.